AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                               TELOS CORPORATION,
                             A MARYLAND CORPORATION,

                               TELOS CORPORATION,
                            A CALIFORNIA CORPORATION
                            (COLLECTIVELY, BORROWERS)

                                       AND

                                NATIONSBANK, N.A.
                                     (BANK)

                                NATIONSBANK, N.A.
                                     (AGENT)




                     ------------------------------------------

                            Dated as of July 1, 1997
                     -----------------------------------------


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
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                                                  TABLE OF CONTENTS


                                                                                                                Page

ARTICLE I  DEFINITIONS...........................................................................................17

ARTICLE II  AMOUNT AND TERMS OF THE LOANS........................................................................30

ARTICLE III  LETTERS OF CREDIT...................................................................................42

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................43

ARTICLE V  CONDITIONS OF EFFECTIVENESS OF THIS AGREEMENT AND LENDING.............................................51

ARTICLE VI  AFFIRMATIVE COVENANTS................................................................................53

ARTICLE VII  NEGATIVE COVENANTS..................................................................................59

ARTICLE VIII  FINANCIAL COVENANTS................................................................................64

ARTICLE IX  DEFAULTS; REMEDIES...................................................................................67

ARTICLE X  SETOFFS, ETC..........................................................................................71

ARTICLE XI  EXPENSES.............................................................................................72

ARTICLE XII  AMENDMENTS AND WAIVERS, ETC.........................................................................72

ARTICLE XIII  PARTICIPATIONS.....................................................................................72

ARTICLE XIV  INDEMNIFICATION.....................................................................................73

ARTICLE XV  THE AGENT............................................................................................74

ARTICLE XVI  MISCELLANEOUS.......................................................................................77


         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of the __ day of July, 1997, by and among (i) Telos Corporation, a Maryland corporation, formerly known as C3, Inc. ("Telos Corp.") and Telos Corporation, a California corporation ("Telos Sub") (individually, "Borrower" and collectively, "Borrowers"), and (ii) NationsBank, N.A., a national banking association, successor by merger to American Security Bank, N.A. (together with its successors and assigns, "NationsBank"). NationsBank in its capacity as Agent is sometimes referred to herein as the "Agent."

                                   WITNESSETH:

         A. Telos Corp., Telos Sub, NationsBank, and the Agent entered into that certain Revolving and Reducing Senior Facility Credit Agreement dated as of January 14, 1992, as subsequently amended through the date hereof (as amended, the "Original Credit Agreement").

         B. Telos Corp., Telos Sub, NationsBank and the Agent desire to amend and restate the Original Credit Agreement in its entirety (i) to amend certain terms and provisions of the Original Credit Agreement, (ii) to reflect the amendments previously executed and delivered by Borrowers, NationsBank and the Agent and (iii) to make certain other changes.

     C. The Banks (as defined in Article I) are willing, subject to the terms and conditions of this Agreement, to make available to Borrowers, on a revolving basis, up to a maximum principal amount of $45,000,000.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby amend and restate the Original Credit Agreement in its entirety as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1 General Interpretive Principles. If the context requires, the use of any gender shall also refer to any other gender. Defined terms shall also mean in the singular number the plural and in the plural the singular. All accounting terms not specifically defined have the meanings determined by reference to United States generally accepted accounting principles, consistently applied ("GAAP"). The word "including" is not exclusive; if exclusion is intended, the word "comprising" is used instead. The word "or" shall mean "and/or" unless the context clearly prohibits that construction. All references to Articles, Sections, Exhibits and Schedules are to articles and sections of, and exhibits and schedules to, this Agreement.

     1.2 Certain Definitions. As used herein, the following terms, when capitalized, have the following respective meanings:

         Acceptance Date: The date on which customers of a Borrower or a Subsidiary become contractually obligated to pay for products delivered by each such Borrower or each such Subsidiary pursuant to the terms of the relevant contract (e.g., in the case of certain Military Departments under U.S. Government Contracts, the date of execution of DD Form 250, "Material Inspection and Receiving Report").

     Accountants: The independent certified public accounting firm of recognized national standing selected by Telos Corp. and acceptable to the Agent.

         Administrative Fee:  The meaning specified in Section 2.5(d).

         Affiliate: As applied to any Person, any member, director or officer of such Person, any corporation, association, firm or other entity of which such Person is a member, director or officer, and any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that neither the Banks nor the Agent shall be considered an Affiliate of either Borrower or a Subsidiary for purposes of this Agreement.

         Agent:  NationsBank, and any successor agent.

         Agreement: This Amended and Restated Credit Agreement and the Exhibits and Schedules attached hereto (all of which Exhibits and Schedules are hereby incorporated by reference and made a part hereof), as amended or supplemented from time to time in accordance with the terms hereof.

         Application:  The meaning specified in Section 3.1.

     Assignment of Claims Act: 31 U.S.C. ss. 3727 and 41 U.S.C. ss. 15, and any similar or successor federal statute, and the rules and regulations issued thereunder, all as the same shall be in effect from time to time.

         Assignment of Tenant's Interest Under Leases: The collateral assignments of the leases of Borrowers, all of which assignments shall be in proper recordable form as required by the laws of the applicable jurisdictions and otherwise in the form previously delivered to the Agent.

         Audit Fee:  The meaning specified in Section 2.5(b).

         Bank or Banks: NationsBank or any other bank or financial institution which is a participant in, or assignee of, all or a portion of the Commitment, and their respective successors and assigns.

     Banking Day: A day other than a Saturday, Sunday or other day on which commercial banks in Washington, D.C. or New York, New York are authorized or required by law to close.

         Base Applicable Margin:  The meaning specified in Section 2.4(b).

         Base Interest Rate:  The Base Rate plus the Base Applicable Margin.

         Base Eurodollar Rate: For any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) Banking Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposit in dollars at approximately 11:00 a.m. (London time) two (2) Banking Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         Base Rate: The rate of interest from time to time established and publicly announced by NationsBank, in its sole discretion, as its base (or prime) rate of interest to be used as an index in determining actual rates of interest to be charged to certain of NationsBank's borrowers. The Base Rate may not be the lowest rate charged by NationsBank to its borrowers. The rate shall be adjusted as of the effective date of each change in NationsBank's Base Rate.

     Base Rate Loan: Any Loan for which interest on all or a portion of the outstanding principal thereof is to be computed with reference to the Base Interest Rate.

     Borrowers: Telos Corp. and Telos Sub, or either of them as the context requires, and their respective successors and assigns.

         Borrowing Base: At any time, the collateral value of certain assets of Borrowers and the Subsidiaries, on a consolidated basis, against which Loans shall be made by the Banks hereunder, calculated as provided in Section 2.2, as reflected in the most recently delivered Borrowing Base Certificate.

         Borrowing Base Certificate: A certificate of the President, Vice President or the chief financial officer of Telos Corp., substantially in the form of Exhibit F hereto.

         Capital Expenditure: An expenditure by a Borrower or a Subsidiary for property classified as a "fixed asset" under GAAP. Such term shall also include, whether or not required by GAAP, the obligations under a Capitalized Lease and expenditures for spare parts for Telos Field Engineering, Inc., but shall exclude expenditures specifically reimbursable under contracts.

         Capitalized Lease: Any lease of property (real, personal or mixed) which, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder if so capitalized should be disclosed in a note to such balance sheet. For purposes of this Agreement, any Person shall be deemed to be the owner of any property which it has acquired or holds subject to a Capitalized Lease or conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other person for security purposes.

     Change of Control: If John R.C. Porter or entities wholly-owned and controlled by John R.C. Porter shall no longer own or control, by contract, proxy or otherwise, an aggregate amount of at least 51% of the issued and outstanding voting stock of Telos Corp.

         Closing Date:  July 1, 1997.

         Code: The Internal Revenue Code of 1986, as amended from time to time, and any Treasury regulations, revenue rulings or technical information releases issued thereunder.

         Collateral: (i) The "Collateral" as such term is defined in the Security Agreements, (ii) the "Pledged Collateral" as such term is defined in the Pledge Agreements, and (iii) all other property, now owned or hereafter acquired, of a Borrower or a Subsidiary in which such Borrower or Subsidiary shall have created a security interest to secure the Loans, and all Proceeds thereof.

         Collateral Account:  The meaning specified in Section 2.15.

         Collections:  The meaning specified in Section 2.14.

         Commission: The Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act, the Exchange Act or the Trust Indenture Act.

        Commitment:  The Commitment of the Banks as set forth in Section 2.1(a).

        Commitment Fee:  The meaning specified in Section 2.5(a).

        Compliance Certificate:  The meaning specified in Section 6.8.

        Consents:  The meaning specified in Section 4.17.

        Debt Ratio:  The meaning specified in Section 2.4(d).

     Deposit Accounts: The deposit accounts established by Borrowers with the Agent pursuant to Section 6.15 hereof.

         Early Termination Fee:  The meaning specified in Section 2.6.

     EBITDA:   For  any  period,   consolidated  net  income  of  Borrowers  and
Subsidiaries   before   deductions  for  interest,   taxes,   depreciation   and
amortization, all as determined in accordance with GAAP.

     Eligible Billed Commercial Receivables: All Receivables (excluding Eligible Billed Government Receivables) of Borrowers and the Subsidiaries (i) which arose from services performed or products delivered by a Borrower or a Subsidiary and such services have been performed or such products have been delivered for the appropriate obligor, (ii) which are based upon an enforceable order or contract, written or oral, for services performed or products delivered, (iii) the title to such Receivables is absolute and not subject to any prior Lien except Permitted Liens, (iv) in which the Agent has a first priority perfected security interest, (v) the obligors with respect to which are independent third parties having their principal places of business located in the United States of America, (vi) the Acceptance Date for which has occurred, (vii) for which the obligors have not notified any Borrower or Subsidiary of any dispute concerning, or claimed nonconformity of, any of the services or products from the sale of which such Receivables arose, (viii) which are due and payable not more than thirty (30) days from the original invoice date, (ix) which are not outstanding more than ninety (90) days after (A) for products, the later of the Acceptance Date or the original invoice date or (B) for services, the original invoice date, (x) which have not had any payment date extended, (xi) which do not arise out of any contract or order that, by its terms, forbids or makes void or unenforceable the assignment by such Borrower or Subsidiary to the Agent of such Receivable, (xii) for which the Borrowers and the Subsidiaries have not received any note, trade acceptance draft or other instrument, unless, if any such instrument has been received, Borrowers immediately notified the Agent and, at the Agent's request, endorsed or assigned and delivered such instrument to the Agent, (xiii) the obligors of which are not subsidiaries or other affiliates of any Borrower or Subsidiary, (xiv) which are not for advance payment on any order or contract (xv) which are in connection with "ship in place" or "bill and hold" practices or instructions or any other practices or instructions to hold services or products for any period of time, (xvi) the amount of which is reduced by the amount of any deposit received by such Borrower or Subsidiary,
(xvii) which are not obligations of an obligor which has dissolved, terminated its existence or has become insolvent or is subject to any proceeding under bankruptcy or insolvency laws (however evidenced), (xviii) which do not relate in whole or in part to services or products which have been rejected by any obligor, (xix) which have not been reserved as doubtful and have not otherwise failed to meet credit standards acceptable to the Agent, (xx) which are not subject to any claim of reduction, counterclaim, setoff, recoupment, or any claim for credits, allowances, or a adjustments by the obligor for unsatisfactory services or for any other reason; (xxi) which the Agent has not deemed ineligible because of uncertainty as to the obligor or because the Agent otherwise reasonably considers the collateral value thereof to be impaired or its ability to realize such value to be insecure, and (xxii) which do not constitute a final billing or close out billing related to a completed contract; provided, however, that in the case of any obligor obligated in respect of Receivables having an aggregate face amount of $500,000 or more, if more than fifty percent (50%) in aggregate amount of the Receivable of such obligor shall fail to meet any of the foregoing criteria, no Receivable of such obligor shall be an Eligible Billed Commercial Receivable as defined hereunder; provided, further, that no Receivable due to Telos International Corp., to Kuwait International Inc. or to any joint venture to which a Borrower or a Subsidiary is a party shall be included for purposes of this definition.

     Eligible Billed Government Receivables: All Receivables arising out of U.S. Government Contracts of Borrowers and the Subsidiaries (i) which arose from services performed or products delivered by a Borrower or a Subsidiary and such services have been performed or such products have been delivered for the appropriate obligor, (ii) which are based upon an enforceable order or contract, written or oral, for services performed or products delivered, (iii) the title to such Receivables is absolute is and not subject to any prior Lien except Permitted Liens, (iv) in which the Agent has a first priority perfected security interest, (v) the Acceptance Date for which has occurred, (vi) for which the obligors have not notified any Borrower or Subsidiary of any dispute concerning, or claimed nonconformity of, any of the services or products from the sale of which such Receivables arose, (vii) which are due and payable not more than thirty (30) days from the original invoice date, (viii) which are not outstanding more than ninety (90) days after (A) for products, the later of the Acceptance Date or the original invoice date or (B) for services, the original invoice date, (ix) which have not had any payment date extended, (x) which do not arise out of any contract or order that, by its terms, forbids or makes void or unenforceable the assignment by such Borrower or Subsidiary to the Agent of such Receivable, (xi) for which the Borrowers and the Subsidiaries have not received any note, trade acceptance draft or other instrument, unless, if any such instrument has been received, Borrowers immediately notified the Agent and, at the Agent's request, endorsed or assigned and delivered such instrument to the Agent, (xii) which do not relate in whole or in part to services or products which have been rejected by any obligor, (xiii) which have not been reserved as doubtful and have not otherwise failed to meet credit standards acceptable to the Agent, (xiv) which is not subject to any claim of reduction, counterclaim, setoff, recoupment, or any claim for credits, allowances, or adjustments by the obligor for unsatisfactory services or for any other reason, (xv) which are not for advance payment on any order or contract, (xvi) which are in connection with "ship in place" or "bill and hold" practices or instructions or any other practices or instructions to hold services or products for any period of time,
(xvii) the amount of which is reduced by the amount of any deposit received by such Borrower or Subsidiary and (xviii) which do not constitute a final billing or close out billing related to a completed contract; provided, however, that in the case of any Government Contract having an aggregate face amount of $500,000 or more, if more than fifty percent (50%) of the Receivables under such Government Contract shall fail to meet any of the foregoing criteria, no Receivables of such Government Contract shall be an Eligible Billed Government Receivable as defined hereunder; provided, further, that no Receivable due to Telos International Corp., to Kuwait International Inc. or to any joint venture to which a Borrower or a Subsidiary is a party shall be included for purposes of this definition.

     Eligible Hardware Inventory: Hardware Inventory of Borrowers (i) which has been purchased in connection with firm orders or created in the ordinary course of business, (ii) which can be shipped to a customer without repair or modification, except assembly or integration of components performed in the ordinary course of business, and (iii) in which the Agent has a first priority perfected security interest.

     Eligible Receivables: Eligible Billed Government Receivables, Eligible Billed Commercial Receivables and Eligible Unbilled Government Receivables.

     Eligible Unbilled Government Receivables: All unbilled Receivables of Borrowers and the Subsidiaries arising from Government Contracts (which by their terms are billable within thirty (30) days from the date on which the services were performed or the products delivered) pending billing (i) in which the Agent has a first priority perfected security interest and (ii) (x) which have remained unbilled for no more than such thirty (30) day period, (y) which will be billed within thirty (30) days of the date of the Borrowing Base Certificate prepared in respect of the period in which the services were performed or the products were delivered, and (z) which are due to be paid within thirty (30) days of such billing; provided, however, that no Receivable due to Telos International Corp., to Kuwait International Inc. or to any joint venture to which a Borrower or a Subsidiary is a party shall be included for purposes of this definition.

     Enforcement Costs: All reasonable expenses, charges, costs and fees (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Banks in connection with (a) the collection or enforcement of any or all of the Obligations, and/or any of the Revolving Loan Documents, and (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, collection, sale or enforcement of all or any part of the Collateral.

     enterWorks:   enterWorks.com,   Inc.,  a  Delaware  corporation,   and  its
successors and assigns.

     enterWorks Notes: Collectively, those certain Series A Senior Subordinated Unsecured Notes Due July 11, 2001 dated July 12, 1996 issued by enterWorks.

     enterWorks Stock: The capital stock of, and any other equity or ownership interests in, enterWorks and all certificates representing such stock, equity or ownership interests, and all dividends, cash, instruments and other property and rights received, receivable or distributed in respect of or in exchange for such stock, equity or ownership interests.

     enterWorks Subordination Agreement: That certain Subordination Agreement dated as of July 12, 1996 among NationsBank, Telos Corp., enterWorks and each of the holders of the enterWorks Notes.

     Equipment: The meaning specified in the U.C.C.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued pursuant to its authority.

     ERISA Affiliate: All members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrowers and the Subsidiaries, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code.

     ERISA Termination Event: (a) A "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation ("PBGC") under such regulations), (b) the withdrawal of a Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a Plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan Amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     Eurodollar Applicable Margin: The meaning specified in Section 2.4(g).

     Eurodollar Banking Day: A Banking Day on which commercial banks are open for international business (including dealings in U.S. dollar deposits) in London.

     Eurodollar Loan: Any Loans for which interest on all or a portion of the outstanding principal thereof is to be computed with reference to the Eurodollar Rate.

     Eurodollar Rate: The Base Eurodollar Rate plus the Eurodollar Applicable Margin specified in Section 2.4(g).

     Event of Default:  The meaning specified in Section 9.1.

     Excepted Collateral:  The Property, Plant and Equipment.

     Exchange Act: The Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     Excluded Claims:  The meaning specified in Section 14.1.

     Executive Officer:  The meaning specified in Section 5.1(d).

     Federal  Reserve  Board:  The Board of  Governors  of the  Federal  Reserve
System.

     Financial Statements:  The meaning specified in Section 4.7.

     Franchises:  The meaning specified in Section 4.11.

     Funded Debt: As of the date of determination, the sum of Loan Outstandings, outstanding Subordinated Debt and the outstanding amount under the Capitalized Leases.

     Government Contracts: Any contract with the United States or with any state or political subdivision thereof, or any department, agency or instrumentality of the United States, or any state or political subdivision thereof.

     Guarantee: By any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business or obligations in respect of performance or bid bonds granted in the ordinary course of business and not to exceed $250,000 in the aggregate.

     Guaranties of Subsidiaries: The Guaranties of the Subsidiaries in the form attached hereto as Exhibit B.

     Indebtedness: With respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind,
(ii) all obligations of such Person evidenced by loan agreements, bonds, debentures, notes or similar instruments, (iii) all obligations of such Persons upon which interest charges are customarily paid, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all obligations of such Person under Capitalized Leases, (vii) all Guarantees of such Person, and (viii) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, time drafts or similar obligations.

     Indemnified Party: The meaning specified in Section 14.1.

     Interest Period: (a) As to any Eurodollar Loan, the period commencing on and including the date of such Loan (or on the effective date of the election pursuant to Section 2.4(e) by which such Loan became a Eurodollar Loan) and ending on and including the day preceding the same day (or if there is no such same day, the date preceding the last day) in the first, third, or sixth calendar month thereafter, as selected by Borrowers in accordance with Section 2.4(e), and thereafter such period commencing on and including the day immediately following the last day of the then ending Interest Period for such Loan and ending on and including the day preceding the day corresponding to the first day of such Interest Period (or if there is no such corresponding day, the day preceding the last day), in the first, third, or sixth calendar month thereafter, as so selected by Borrowers; provided, however, that if any such Interest Period would otherwise end on a day prior to a day that is not a Banking Day, it shall be extended so as to end on the day prior to the next succeeding Banking Day unless the same would fall in a different calendar month, in which case such Interest Period shall end on the day preceding the first Banking Day preceding such next succeeding Banking Day; and (b) as to any Base Rate Loan, the period commencing on and including the date of such Loan (or on the effective date of the election pursuant to Section 2.4(e) by which such Loan became a Base Rate Loan) and continuing until terminated by the Borrowers pursuant to a subsequent election pursuant to Section 2.4(e) provided, however, that if any such Interest Period would otherwise end on a day prior to a day that is not a Banking day, it shall be extended so as to end on the day prior to the next succeeding Banking Day.

     Interest Rate Protection Agreement: Any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement, executed in connection with this Agreement, designed to protect Borrowers against fluctuations in interest rates.

     Interest  Rate:  The  Base  Interest  Rate  or  the  Eurodollar   Rate,  as
applicable.

     Interest Rate Request: The meaning specified in Section 2.4(j).

     Inventory: The meaning assigned to such term in the U.C.C.

     Investor Notes: Collectively, those certain Series B Senior Subordinated Secured Notes and those certain Series C Senior Subordinated Unsecured Notes and subordinated in right of payment in the manner and to the extent set forth in the Investor Subordination Agreement.

     Investor Subordination Agreement: That certain Subordination Agreement, dated as of October 13, 1995, among NationsBank, Borrowers and each of the holders of the Investor Notes.

     Issuance Effective Date: The meaning specified in Section 3.2.

     Items of Payment: All checks, drafts, cash and other remittances in payment or on account of payment of the Receivables (as defined in the U.C.C.) and any other Collateral and the cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to a Receivable.

     Leased Real Property: Real property leased by a Borrower or a Subsidiary (as lessee) at any time.

     Legal Requirement: Any requirement imposed upon any bank by any law of the United States of America or by a regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Federal Reserve Board, the Federal Deposit Insurance Corporation, or any other board or governmental or administrative agency of the United States of America or any political subdivision thereof.

     Letter of Credit: The meaning specified in Section 3.1.

     Lien: (a) Any interest in property (whether real, personal or mixed and whether tangible or intangible) which secures an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on common law, statute or contract, including without limitation, any such interest arising from a Capitalized Lease, arising from a mortgage, charge, pledge, security agreement, conditional sale, lease, trust receipt or deposit in trust, or arising from a consignment or bailment given for security purposes (other than a trust receipt or deposit given in the ordinary course of business which does not secure any obligation for borrowed money), (b) any encumbrance upon such property which does not secure such an obligation, and (c) any exception to any policy of title insurance for or defect in the title to or ownership interest in such property, including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants and licenses.

     Loan or Loans: The meanings specified in Section 2.1(a).

     Loan Account: The meaning specified in Section 2.14.

     Loan Outstandings: As of any date, the aggregate outstanding principal amount of the Loans.

     Loan Request: The meaning specified in Section 2.1(b).

     Material Agreements: The meaning specified in Section 4.12.

     Maturity Date: The meaning specified in Section 2.1(d).

     NationsBank: NationsBank, N.A., a national banking association, and its successors and assigns.

     Net Book Value: Solely when applied to Inventory, the net book value of such Inventory, as determined in accordance with GAAP without giving effect to any adjustment made to state inventory on the basis of the last-in-first-out method.

     Net Worth: Consolidated stockholder's equity (including the Telos Corp. Preferred Stock) of Borrowers and the Subsidiaries, less any amount reflected as treasury stock.

     New Subsidiaries: Collectively, Telos Field Engineering, Inc., a Delaware corporation, Telos International Corp., a Delaware corporation, enterWorks, Kuwait International Inc., a Delaware corporation, and their respective successors and assigns.

     Note or Notes: The meaning specified in Section 2.3.

     Obligations: Collectively, (i) all payment obligations of Borrowers and the Subsidiaries to the Banks under the Revolving Loan Documents including, without limitation, all obligations of Borrowers and the Subsidiaries in respect of payment of the principal of and interest on the Loans and all commissions, fees, expenses and other amounts payable by Borrowers and the Subsidiaries under the Revolving Loan Documents and (ii) all extensions, renewals, modifications, and substitutions of (or for) any of the foregoing.

     Periodic LC Fee: The meaning specified in Section 3.2.

     Permitted Investments: (i) Securities issued that are directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of NationsBank, or any other domestic commercial bank having capital and surplus in excess of $100,000,000 (and the holding company of such other domestic commercial bank which has outstanding commercial paper meeting the requirements specified in clause (iv) below) having maturities of not more than six months from the date of acquisition, (iii) repurchase agreements with a term of not more than seven days for underlying securities of the types described in clauses
(i) and (ii) above (provided that the underlying securities of the type described in clause (i) may have maturities of more than six months from the date of acquisition) entered into with any bank meeting the qualifications specified in clause (ii) above or with securities dealers of recognized national standing, provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy Repurchase Agreements of Depositary Institutions With Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "Supervisory Policy"), and provided, further, that possession or control of the underlying securities is established as provided in the Supervisory Policy, and (iv) commercial paper rated (as of the date of acquisition thereof) at least A-1 or the equivalent thereof by Standard & Poor's Corporation and P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within six months after the date of its acquisition. The purchase of forward contracts by a Borrower or a Subsidiary shall not be Permitted Investments.

     Permitted Liens: (a) Liens for taxes, assessments or other governmental charges or claims the payment of which is not at the time required, (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like liens incurred in the ordinary course of business for sums not yet due, (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workman's compensation, unemployment insurance and other types of social security, (d) Liens incurred in connection with the Indebtedness relating to Capital Expenditures permitted under Section 7.1(c) hereof, (e) such imperfections of title, covenants, restrictions, easements and encumbrances on real property which, in each case, do not arise out of the incurrence of any Indebtedness and which do not interfere with or impair in any material respect the utility or value of the real property on which such Lien is imposed, (f) purchase money security interests in the ordinary course of business for non-capital expenditures and (g) the possessory Liens created in favor of the Agent pursuant to the Security Documents.

     Person: A corporation, an association, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Plan: Any employee benefit plan as defined in Section 3(3) of ERISA that a Borrower or a Subsidiary maintains or to which a Borrower or a Subsidiary is obligated to contribute for the benefit of employees or former employees of a Borrower or a Subsidiary.

     Pledge Agreements: Those certain Pledge Agreements among Borrowers and the Agent, substantially in the form of Exhibit D hereto, as further amended, modified or supplemented from time to time in accordance with the respective terms thereof.

     Pledged Stock: The stock of Telos Sub and certain of the Subsidiaries which has been pledged to NationsBank pursuant to the Pledge Agreements.

     Proceeds: The meaning assigned to such term in the U.C.C.

     Property, Plant and Equipment: (i) Any real or personal property, plant, building, facility, structure, equipment or unit, or other asset owned, leased or operated by Telos Corp., (ii) all of Telos Corp.'s owned equipment and fixtures, including, without limitation, furniture, machinery, vehicles and trade fixtures, together with any and all accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof owned, leased or operated by Telos Corp., and (iii) all of the proceeds of the property described in clauses (i) and (ii) of this definition.

     Public   Preferred  Stock:   Telos  Corp.'s  12%  Cumulative   Exchangeable
Redeemable Preferred Stock.

     Receivables: All Accounts (as defined in the U.C.C.), of Borrowers and the Subsidiaries on a consolidated basis, whether now owned or hereafter acquired, whether billed or unbilled and whether now existing or hereafter arising, including, without limitation, those arising under the Government Contracts, including the products and Proceeds of any thereof.

     Regulation G, Regulation T, Regulation U and Regulation X: Regulations G, T, U and X, respectively, of the Board of Governors of the Federal Reserve System from time to time in effect including any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System or to the extension of credit by brokers or dealers or persons other than banks, brokers or dealers for the purpose of purchasing or carrying margin stocks applicable to persons who are required to register with said Board of Governors under Part 207, 220, 221 and 224, respectively, of Title 12 to the Code of Federal Regulations.

     Revolving Loan Documents: This Agreement, the Notes, the Security Documents, the Investor Subordination Agreement, the enterWorks Subordination Agreement and any other documents, instruments, certificates or agreements executed or delivered, or required to be executed or delivered, pursuant to or in connection with any of the foregoing.

     Securities Act: The Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     Security Agreements: Those certain Security Agreements between each of the Borrowers and the Subsidiaries and the Agent, substantially in the form of Exhibit C hereto, as further amended, modified or supplemented from time to time in accordance with the terms thereof.

     Security   Documents:   The  Security   Agreements,   the   Guaranties   of
Subsidiaries, the Pledge Agreements and the Assignment of Tenant's Interest under Leases.

     Series B Senior Subordinated Secured Notes: The seven (7) Series B Senior Subordinated Secured Notes Due October 1, 2000 dated October 13, 1995 issued by Telos Corp.

     Series C Senior Subordinated Unsecured Notes: The seven (7) Series C Senior Subordinated Notes Due October 1, 2000 dated October 13, 1995 issued by Telos Corp.

         Subordinated Debt: The debt evidenced by the Investor Notes and the enterWorks Notes and any amounts incurred to repay or refinance all or a portion thereof ("Refinancing Debt"), provided that (i) the scheduled principal payments on any Refinancing Debt do not occur prior to the scheduled principal payments on the Investor Notes or the enterWorks Notes, respectively, being refinanced by such Refinancing Debt and (ii) the Refinancing Debt is subordinated in right of payment to Senior Indebtedness (as defined in the Investor Subordination
Agreement and the enterWorks Subordination Agreement) on the terms and conditions substantially similar to those set forth in the Investor
Subordination   Agreement  and  the  enterWorks   Subordination   Agreement,  as
applicable.

     Subordinated Loan Documents: The Investor Notes, the Subordinated Security Agreement, the enterWorks Notes, the Investor Subordination Agreement and the enterWorks Subordination Agreement and any other documents executed and delivered in connection with the Subordinated Debt.

     Subordinated Security Agreement: That certain Collateral Trust and Security Agreement, dated as of February 1, 1996, among Telos Corp., State Street Bank and Trust Company, as trustee, and the holders of the Series B Senior Subordinated Secured Notes, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     Subsidiaries: Telos Computing, Inc., a California corporation, Telos Software Products, Inc., a California corporation, DMA, Inc., a Wisconsin corporation, the New Subsidiaries, and their respective successors and assigns, and any other subsidiary of either Borrower or Subsidiary.

     Tangible Capital Funds: The sum of Net Worth and Subordinated Debt, minus all intangible assets of Borrowers and the Subsidiaries (including, without limitation, goodwill, organizational costs, unamortized bank debt, discounts and expenses, franchises, licenses, patents and trademarks).

     Tax: Any tax, levy, impost, duty, deduction, withholding or other charges of whatever nature required by any Legal Requirement (i) to be paid by the Banks or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by a Borrower or a Subsidiary to the Banks; provided, however, that the term "Tax" shall not include any taxes imposed upon the net income of any Bank.

     Telerate Page 3750: The British Bankers Association Libor Rates (determined at 11:00 a.m. London time) that are published by Dow Jones Telerate, Inc.

     Telos Corp.: Telos Corporation, a Maryland corporation, and its successors and assigns.

     Telos Corp. Preferred Stock: The Public Preferred Stock and the UBS Preferred Stock.

     Telos Sub: Telos Corporation, a California corporation, and its successors and assigns.

     Total  Liabilities:  At any date,  all  liabilities  of  Borrowers  and the
Subsidiaries,   on  a  consolidated   basis,  as  shown  on  their  most  recent
consolidated financial statements.

     Treasury Obligation: The meaning specified in Section 2.4(g).

     Trust Indenture Act: The Trust Indenture Act of 1939, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

     UBS: Union de Banques Suisses (Luxembourg) S.A, and its successors and assigns.

     UBS Preferred Stock: The Class B Preferred Stock issued by Telos Corp. to . UBS on January 14, 1992.

     U.C.C.: The Uniform Commercial Code as in effect in the Commonwealth of Virginia from time to time.

     U.S. Government Contracts: Government Contracts with the United States of America.

     Warrant Agreement: That certain Warrant Agreement, dated as of January 14, 1992, between Telos Corp. and UBS, pursuant to the terms of which Telos Corp. granted to UBS rights under certain circumstances to purchase certain percentages of Telos Corp. Class A common stock, as amended, modified or supplemented from time to time.

     1.3 Use of "Subsidiary". With respect to any representation or warranty set forth in this Agreement, the term "Subsidiary" shall refer to each Subsidiary in existence at the time the representation or warranty is made or deemed to be made. Covenants and other provisions shall apply to Subsidiaries actually in existence from time to time.



                                   ARTICLE II
                          AMOUNT AND TERMS OF THE LOANS

         2.1   Loans.

               (a) Establishment. Subject to the terms and conditions hereof, upon thesatisfaction of the conditions precedent set forth in Article V and in relianceon the representations and warranties contained herein, the Banks shall advance to Borrowers up to a maximum principal amount of $45,000,000 (the "Commitment"). Each borrowing hereunder shall be referred to as a "Loan" and all borrowings made hereunder shall be referred to herein as the "Loans."

               (b) Loan Requests. Subject to the provisions of Sections 2.1(a) and 2.2, each Loanhereunder shall be made by the Banks upon Borrowers' request. All requests (a"Loan Request") for a Loan hereunder shall be made to the Agent and shall be in an amount not less than $100,000. Each Loan Request shall be made pro rata among the Banks and shall be funded pro rata among the Banks. Loans shall be made on aBanking Date at such times before the Maturity Date as
Borrowers  may request prior to  12:00 noon   (Washington,  D.C.  time) on such
Banking Day. Such LoanRequests (i) shall specify the proposed date and the aggregate amount of the requested Loans and (ii) shall be irrevocable. The Banks shall make Loans on such proposed date in United States Dollars in immediately available funds. All proceeds of the Loans shall be credited to one or more Deposit Accounts.

               (c) Continuing Validity of Representations and Warranties. Each Loan Request shall be deemed to include a representation and warranty by Borrowers that all of the representations and warranties of Borrowers set forth in the Revolving Loan Documents continue to be correct and complete and that all conditions precedentto the requested Loan have been satisfied, as of the time the Loan Request issubmitted to the Agent.

               (d) Maturity Date. Subject to the provisions of Sections 2.6 and 2.7, all loans shall mature on July 1, 2000 or on such other date on which the principal amount of the Notes becomes due and payable as herein provided, whether by declaration of acceleration, prepayment or otherwise (the "Maturity Date").

               (e) Prepayment and Reborrowings. During the period prior to the Maturity Date, Borrowers may, at their option, from time to time prepay all or any portion of the Loans made from time to time hereunder,subject to the provisions of Section 2.6. Borrowers may reborrow amounts so repaid provided that such reborrowings do not exceed the Commitment, subject to the provisions of Sections 2.1(d) (with respect to the maturity date of such Loans), 2.2 and 2.7.

         2.2 Limitation on Loans; Borrowing Base. Borrowers acknowledge that the Loans Outstanding shall at no time exceed the lesser of:

               (a)   the Commitment, or

               (b)   the Borrowing Base, which is equal to:

                            (i) ninety percent (90%) of the face amount of Eligible Billed Government Receivables;

                            (ii)   eighty-five  percent  (85%) of   the  face
                                   amount  of   Eligible   Billed  Commercial
                                   Receivables;

                            (iii) the lesser of (A) fifty percent (50%) of Eligible Unbilled Government Receivables and (B) $7,000,000; and

                            (iv) the lesser of (A) fifty percent (50%) of the aggregate Net Book Value of Eligible Hardware Inventory and (B) $11,000,000


The Borrowing Base shall be determined by reference to Borrowers and the Subsidiaries on a consolidated basis.

         2.3 Notes. The Loans of each Bank shall be evidenced by a promissory note of Borrowers made payable to such Bank in a maximum principal amount equal to the commitment of such Bank (individually, as amended and in effect from time to time, a "Note" and collectively, the "Notes"). On the Closing Date, Borrowers shall execute an Amended and Restated Note in the form attached hereto as Exhibit A. The outstanding principal amount of the Notes shall be finally due and payable on the Maturity Date. The Notes shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount thereof at the applicable rate or rates set forth in this Article II.

         2.4   Interest.

               (a) Interest Rates. Until the Maturity Date, interest on the outstanding principal amount of the Loans shall accrue for each day at either the Base Interest Rate for such day or the Eurodollar Rate for the Interest Period which includes such day, all as elected and specified (including specification as to length of Interest Period, as permitted by the definition of that term, with respect to any election of the Eurodollar Rate) by Borrowers in accordance with Section 2.4(i) hereof.

               (b)    Base Rate Option.  The outstanding principal amount of the
Loans shall bear interest until  paid in full at the  Base Rate   plus a margin
(the "Base  Applicable   Margin")  equal  to  1.00%  per  annum,   subject  to
adjustment  as set  forth in Sections 2.4(c) and (d).

               (c) Increase in Base Applicable Margin. Notwithstanding the foregoing, the Base Applicable Margin shall be increased by one quarter of one percent (0.25%) in the event that on any day of the month for which interest is calculated, the Loan Outstandings, as calculated by the Agent, exceeds the sum of (i) ninety percent (90%) of the face amount of Eligible Billed Government Receivables and(ii) eighty-five percent (85%) of the face amount of Eligible Billed Commercial Receivables, as calculated by the Agent.

               (d)    Reduction in Base Applicable Margin.   Borrowers shall be
entitled to a reduction of the Base Applicable Margin in the event that and at such time that (i) Net Worth is determined by the Agent to be equal to
$12,000,000 or greater, and  (ii)   Borrowers  have  requested  the  Agent  and
the  Banks in   writing  to  permanently   reduce  the  amount  set forth  in
Section   2.2(b)(iii) (B)  from   $7,000,000  to  $2,000,000.   In such event,
the amount of reduction of the Base Applicable Margin shall be determined quarterly based upon the calculation of the Debt Ratio as follows:

                                                         Amount of Reduction
                                                               of Base
                                  Debt Ratio              Applicable Margin
                                  ----------              -----------------

                                If the Debt Ratio
                                is less than 4:1                0.25%

                                If the Debt Ratio
                                is less than 3:1                0.50%

                                If the Debt Ratio
                                is less than 2:1                0.75%

         For purposes of this Section 2.4(d), "Debt Ratio" shall mean the ratio of Funded Debt to EBITDA. For purposes of calculating the Debt Ratio, (i) Funded Debt shall be calculated as the average of month-end Funded Debt on a rolling twelve (12) month basis and (ii) EBITDA shall be calculated on a rolling twelve
(12) month basis, based upon the four (4) most recent Form 10Q reports delivered by Borrowers to Agent.

         The determination of reductions, if any, to the Base Applicable Margin shall commence on the date of receipt by the Agent of Borrowers' audited financial statements for fiscal year 1997 and shall be determined quarterly thereafter upon receipt by the Agent of Borrowers' Form 10Q reports.

               (e) Determination of Interest Rates. Upon the request of Borrowers, the Agent shall, as soon as practicable, notify Borrowers of each determination of a Eurodollar Rate; provided, however, that any failure to do so shall not relieve Borrowers of any liability hereunder. Each determination of an Interest Rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on Borrowers in the absence of manifest error. The Agent shall, at the request of Borrowers, deliver to Borrowers a statement showing the quotations used by the Agent in determining any Interest Rate pursuant hereto.

               (f)     Payment of Interest.


                            (i)     Interest accruing on the outstanding
                                    principal  amount  of any  Base  Rate
                                    Loan   shall  be  due  and   payable
                                    monthly  in arrears on the first day
                                    of the month following the month for
                                    which interest has accrued.

                             (ii) Interest accruing on the outstanding principal amount of any Eurodollar Loan during any Interest Period shall be jointly and severally payable by Borrowers on the last Banking Day of such then current Interest Period; provided, however, that
                                                      --------  -------
                                    with respect to Eurodollar Loans for which
                                    the Interest Period selected by Borrowers
                                    pursuant to Section 2.4(e) hereof is
                                    greater than three (3) months, interest
                                    shall be payable quarterly on the last
                                    Banking Day of such quarterly period with
                                    the first such quarterly period commencing
                                    on the first day of the applicable Interest
                                    Period with any remaining unpaid interest
                                    being due and payable on the last day of
                                    such Interest Period; provided, further,
                                                          --------- --------
                                    that all accrued interest on any Eurodollar
                                    Loan converted or prepaid prior to the last
                                    Banking  Day  of  the  applicable  Interest
                                    Period shall be paid immediately upon such prepayment or conversion.

                             (iii) All interest accrued on the Notes but unpaid as of the Maturity Date (whether by acceleration or otherwise) shall be payable on the Maturity Date. In no event shall the amount paid or agreed to be paid by Borrowers as interest on the Notes
                                    exceed  the   highest   lawful  rate
                                    permissible under any law applicable
                                    thereto.

               (g) Eurodollar Rate Option. Notwithstanding the foregoing, upon Borrowers' election of a Eurodollar Rate pursuant to Section 2.4(i), the outstanding principal amount of the Eurodollar Loan shall bear interest until paid in full at the Base Eurodollar Rate plus a margin (the "Eurodollar Applicable Margin") according to the Base Interest Rate in effect at the time, as follows:

              Base Interest Rate                  Eurodollar Applicable Margin

              Base Rate + 1.25%                          + 4.00%
              Base Rate + 1.00%                          + 3.75%
              Base Rate + 0.75%                          + 3.50%
              Base Rate + 0.50%                          + 3.25%
              Base Rate + 0.25%                          + 3.00%

               (h) Inability to Determine Base Eurodollar Rate. In the event that the Agent shall have determined (which determination shall be conclusive and binding upon Borrowers) that, by reason of circumstances affecting the London interbank eurodollar market, adequate and reasonable means do not exist for ascertainingthe Base Eurodollar Rate for any requested Interest Period with respect to a Loan that Borrowers have requested be made or converted as a Eurodollar Loan, the Agent shall forthwith give notice of such determination to Borrowers at least one (1) day prior to the proposed date for funding or converting such Eurodollar Loan. If such notice is given, any requested Eurodollar Loan shall be made or converted as a Base Rate Loan. Until such notice has been withdrawn by the Agent, Borrowers will not request that any Loan be made as or converted to a Eurodollar Loan.

                              (i)    Election of Interest Rates.   By a  proper
and timely Interest Rate Request in accordance with Section 2.4(j), Borrowers shall select the initial Interest Rate to be charged on advances of the Loans. Not more frequently than one (1) time in each calendar month, Borrowers may elect in writing an initial Interest Rate for any advance of the Loans, or to convert the Interest Rate on any sums outstanding under the Loans to any other Interest Rate (including, when applicable, the selection of the Interest Period); provided, however, that;

                                      (i)   Borrowers  shall  not  select any
                                            Interest Period that extends beyond
                                            the Maturity Date;

                                      (ii)  except  as  otherwise   provided  in
                                            Section 2.4(j),  no such change from
                                            the  Eurodollar  Rate  to  the  Base
                                            Interest Rate shall become effective
                                            on a day other  than the day,  which
                                            must be a Banking Day,  and, if such
                                            change  involves  a Loan upon  which
                                            interest is, or will be,  calculated
                                            at  the  Eurodollar   Rate,  also  a
                                            Eurodollar    Banking   Day,    next
                                            following   the   last  day  of  the
                                            Interest  Period  last in effect for
                                            such Eurodollar Loan;

                                      (iii) any change of the Interest Rate on a
                                            Loan   made  on  a  date  on   which
                                            principal  of such Loan is scheduled
                                            to be paid  shall be made only after
                                            such payment is made;

                                      (iv)  any  elections   made  by  Borrowers
                                            pursuant to this Section 2.4(i) with
                                            respect to a  Eurodollar  Loan shall
                                            be  in   the   minimum   amount   of
                                            $5,000,000,   plus  any   additional
                                            increments of $1,000,000;

                                      (v)   the aggregate amount of all
                                            Eurodollar Loans shall not exceed
                                            $20,000,000 at any one time; and

                                      (vi)  the  first  day  of  each   Interest
                                            Period as to a Eurodollar Loan shall
                                            be a Banking Day.

     In the absence of an election by Borrowers of the Eurodollar Rate, or, having made such election but Borrowers fail or are not entitled under the terms of this Agreement to elect to continue such Interest Rate and specify the applicable Interest Period therefor, then upon the expiration of such then current Interest Period, interest on the Loan shall accrue for each day at the Base Interest Rate for such day, until Borrowers, in accordance with this
Section 2.4(i), elect a different Interest Rate and specify the Interest Period for the Loan.

               (j) Interest Rate Request. The Agent will not be obligated to make Loans, convert the Interest Rate on the Loans to another Interest Rate or to act upon any election by Borrowers pertaining to Interest Rates or Interest Periods unless the Agent shall have received an irrevocable written notice (an "Interest Rate Request") from Borrowers at the times and specifying the information as follows:


                       (a)     the amount to be borrowed, prepaid or converted;

                       (b) any election among the Base Interest Rate or the Eurodollar Rate;

                       (c) the requested date on which such election is to be effective; and

                       (d) the length of the Interest Period applicable to such advance of the Loan.

     Such Interest Rate Request (or telephone advice thereof promptly confirmed in writing) shall be received by the Agent prior to 12:00 p.m. Baltimore, Maryland time, at least:

                               (i) three (3) Eurodollar Banking Days prior to the requested effective date of such election in the case of Eurodollar Loans,

                               (ii) on the effective date of such election in the case of Base Rate Loans.

               (k) Indemnity. Borrowers jointly and severally agree to indemnify and reimburse the Agent and the Banks and to hold the Agent and the
Banks  harmless  from any  loss, cost  (including  administrative   costs)  or
expense which the Agent and the Banks may sustain or incur as a consequence of (a) default by Borrowers in payment when due of the principal amount of or interest on any Eurodollar Loans, (b) failure of Borrowers to make, or convert the Interest Rate of, a Eurodollar Loan after Borrowers have given (or are deemed to have given) an Interest Rate Request, and/or (c) the making by Borrowers of a payment or prepayment of a Eurodollar Loan on a day which is not the last day of the Interest Period with respect thereto, calculated as provided in the following paragraph. This agreement and covenant shall survive terminations or expiration of this Agreement and payment of the Obligations.


     Contemporaneously with any payment or prepayment of principal of a Eurodollar Loan, a prepayment fee shall be due and payable to the Agent and each Bank in an amount equal to the product of

                      (A)    the amount so prepaid the Agent or to such Bank

multiplied by
-------------

                      (B)     the difference (but not less than zero) of

                                (i)     the   constant    maturity   360-day
                                        interest  yield (as of the first day
                                        of  the  then   effective   Interest
                                        Period and  expressed  as a decimal)
                                        for a United States  Treasury  bill,
                                        note,    or   bond   (a    "Treasury
                                        Obligation")  selected by the Agent,
                                        in an aggregate amount comparable to
                                        the amount prepaid,  and having,  as
                                        of  the   first   day  of  the  then
                                        effective    Interest    Period,   a
                                        remaining term  approximately  equal
                                        to the original Interest Period,
minus
-----

                                (ii)    the  360-day  interest  yield (as of
                                        the    Banking    Day    immediately
                                        preceding  the  prepayment  date and
                                        expressed  as  a  decimal)  on  such
                                        Treasury  obligation and having,  as
                                        of  the  Banking   Day   immediately
                                        preceding  the  prepayment  date,  a
                                        remaining    term   until   maturity
                                        approximately equal to the unexpired
                                        portion of the Interest Period,

multiplied by
-------------

                      (C)     the quotient of

                                (i)     the number of calendar days in the
                                        unexpired portion of the Interest
                                        Period, divided by

                                (ii)    360.

     The applicable yields on the Treasury Obligations described above shall be determined based upon the Federal Reserve Statistical Release H.15 published for the applicable determination dates set forth above. Any Treasury Obligation selected when the related Interest Period is one (1) year or less shall be United States Treasury Bills. Neither the Agent nor the Banks shall be obligated or required to have actually reinvested the prepaid amount of the Eurodollar Loan in any such Treasury Obligation as a condition precedent to Borrowers' being obligated to pay a prepayment fee as outlined above. Neither the Agent nor the Banks shall be obligated to accept any prepayment of principal unless it is accompanied by the prepayment fee, if any due in connection therewith as calculated pursuant to the provisions of this paragraph. No prepayment fee payable in connection herewith shall in any event or under any circumstances be deemed or construed as a penalty.

     2.5 Fees.

     (a) Commitment Fee. Borrowers shall pay each Bank a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date up to and including the Maturity Date, equal to one-quarter of one percent (0.25%) per annum (computed on the basis of the actual number of days elapsed over a 365 or 366 (as the case may be) day year) of the average daily unused portion of such Bank's percentage of the Commitment, as reduced from time to time pursuant to
Section 2.6 or 2.7. The Commitment Fee shall be payable to each Bank quarterly in arrears on the first Banking Day of January, April, July and October of each year and on the date of termination of the Commitment.

     (b) Audit Fee. Borrowers shall pay to the Agent an audit fee (the "Audit Fee") in an initial amount of $5,000 per quarter for the period commencing on the Closing Date up to and including the Maturity Date. The Audit Fee shall be subject to reasonable adjustment in the Agent's sole and absolute discretion and shall be payable in advance on the first Banking Day of January, April, July and October of each year. Borrowers shall also reimburse the Agent for direct expenses incurred by the Agent in connection with audit services performed by employees or agents of the Agent.

     (c) Facility Fee. Borrowers shall pay to the Agent a facility fee of $25,000 on the Closing Date.

     (d) Administrative Fee. Borrowers shall pay to the Agent an administrative fee (the "Administrative Fee") in an amount equal to $15,000 per quarter for the period commencing on the Closing Date up to and including the Maturity Date. The Administrative Fee shall be payable in advance on the first Banking Day of January, April, July and October of each year.

     2.6 Early Termination Fee. In the event of the termination by, or on behalf of Borrowers, of the Commitment (unless that termination is accompanied by the repayment of the Loans from the proceeds of the sale of substantially all of the assets of any Borrower or Subsidiary or an initial public offering of the common stock of any Borrower of Subsidiary and not from the proceeds of loans or other debt), Borrowers shall pay a fee (the "Early Termination Fee") equal to the following amount:

                    Date                                 Amount

         Closing Date through July 1, 1998                $675,000
         July 2, 1998 through July 1, 1999                $450,000
         On or after July 2, 1999                         $225,000

     In the event of the termination of the Commitment and repayment of the Loans from the proceeds of the sale of substantially all of the assets of one or more of Borrowers or the Subsidiaries or an initial public offering of the common stock of one or more of Borrowers or Subsidiaries, the Early Termination Fee shall be $75,000.

     Simultaneously  with the  termination  of the  Commitment  pursuant to this
Section 2.6, Borrowers shall (i) pay to each Bank the percentage share of the total Commitment Fee of such Bank's pro-rata portion of the Commitment accrued to the date of such termination and (ii) subject to the provisions of Sections
2.10 and 2.11 prepay each Bank's Note(s) without penalty or premium in an amount equal to the unpaid principal balance of each such Note outstanding plus interest accrued but unpaid thereon on such date.

     2.7   Mandatory   Prepayments;    Mandatory   Reductions   of   Commitment.

     (a) If,  at any  time,  the Loan  Outstandings  to any Bank  plus  interest accrued but unpaid thereon exceed such Bank's percentage share of the Commitment, Borrowers shall make mandatory prepayments to such Bank in such amounts as may be necessary to eliminate such excess.

     (b) Simultaneously with any termination or reduction of the Commitment pursuant to this Section 2.7, Borrowers shall (i) pay to each Bank the Commitment Fee on the terminated or reduced portion of its percentage share of the Commitment accrued to the date of such termination or reduction, (ii) in the event of termination in full of the Commitment, pay the Early Termination Fee; and (iii) subject to the provisions of Sections 2.10 and 2.11, prepay each such Bank's Note(s) without penalty or premium in a principal amount equal to the amount, if any, by which the Loan Outstandings on such date exceed the Commitment on such date, after giving effect to such termination.

     (c) At the option of the Agent, there shall be a mandatory prepayment of the Loans in an amount equal to 100% of the net cash proceeds received by any Borrower or any Subsidiary from the sale or issuance of its common stock in one or more public offerings pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8) after the date hereof.

     (d) All prepayments referred to in this Section 2.7 shall be applied pro rata among the Banks.

     (e) At the option of the Agent, there shall be a Commitment reduction in the sole discretion of the Banks of 100% of the net cash proceeds (after payment of related taxes and expenses) from the sale of assets (other than the Excepted Collateral) received by a Borrower or a Subsidiary that results in net cash proceeds in excess of $250,000; provided, however, that entering into a sale-leaseback transaction shall not be considered a sale of assets for purposes of this provision.

     (f) At the option of the Agent, there shall be a mandatory prepayment of the Loans in full in the event that any prepayment, or any event which causes a prepayment, of all or any portion of the outstanding principal amount of the Investor Notes or the enterWorks Notes occurs. Such events which may cause a prepayment of the Investor Notes or the enterWorks Notes may include but are not limited to: (i) the distribution and sale of common stock of a Borrower or Subsidiary pursuant to an effective registration statement (some of the proceeds of which sale are available to such Borrower or Subsidiary) in one or more public offerings (other than a registration statement on Form S-4 or Form S-8) which has been filed with the Commission and has become effective; (ii) any sale of securities of a Borrower or a Subsidiary, which results in net cash proceeds to such Borrower or a Subsidiary in excess of $1,000,000, other than (A) obligations for borrowed money due within one year and (B) other obligations for money borrowed from the Banks and/or their successors, substitutes and participants and their respective assigns and any refinancing thereof; or (iii) a Merger. For purposes of this Section 2.7(f), "Merger" shall mean (x) a merger, consolidation or other combination (1) to which a Borrower or a Subsidiary is a party, but in which such Borrower or a Subsidiary is not the surviving corporation or (2) which results in the acquisition of "beneficial ownership" of securities of a Borrower or a Subsidiary that represent fifty percent (50%) or more of the total number of votes that may be cast for the election of directors by any "person" or "group" (as such terms are defined in Rule 13(d) promulgated under the Exchange Act), or (y) a sale by a Borrower or a Subsidiary of all or substantially all of its assets.

     2.8 Form and Terms of Payment.

     (a) All payments by Borrowers of principal of or interest on the Notes and of any fee due hereunder shall be made at the addresses of the Banks hereinafter set forth in this Agreement (or at such other address as any Bank shall have furnished to Borrowers in writing) and shall be made in United States Dollars in immediately available funds. All payments by Borrowers of any amount due to the Agent hereunder shall be made in U.S. Dollars in immediately available funds at the address of the Agent as hereinafter set forth (or at such other address as the Agent shall have furnished to Borrowers in writing).

     (b) Whenever any payment to be made hereunder or under any Note shall become due on a day that is not a Banking Day, such payment shall be made on the next succeeding Banking Day. If the date for any payment of principal is extended by operation of the foregoing sentence or law or otherwise, interest thereon shall be payable for such extended period.

     (c) Any prepayment of principal of any Loans shall be accompanied by accrued and unpaid interest on the principal so prepaid through the date of payment.

     2.9 Late Payments. If Borrowers shall fail to make any payment of principal of or interest on the Note of any Bank or any other amount due hereunder when the same becomes due and payable, whether at maturity or at a date fixed for the payment of any installment or prepayment thereof or by declaration, acceleration or otherwise, Borrowers shall pay to such Bank, on demand, an additional amount as a premium on such unpaid amount from the date due until paid in full at a rate or rates per annum equal to two percent (2%) above the rate or rates otherwise applicable in accordance with the terms of this Agreement.

     2.10 Increased Costs and Reduced Return.

     (a) Increased Costs. In the event that any Legal Requirement or any change in a Legal Requirement or other law or regulation or in the interpretation or application thereof or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority:

                (i)     does or shall subject such Bank to any tax  of any  kind
        whatsoever with respect to this Agreement or any Loan or change the basis of taxation ofpayments to such Bank of principal, commitment
        fees,   interest  or any  other amount payable  hereunder  (except  for changes in the rate of taxes on the overallnet income of such Bank);

                (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank; or


                (iii) does or shall impose on such Bank any other condition; and the result of any of the foregoing is to increase the cost to such
        Bank of making,  renewing or  maintaining  any Loan, any   portion  of
        the Commitment or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such additional cost actually incurred or reduced amount to be received which such Bank, in its sole discretion, deems to be material.
        If any Bank becomes entitled to claim any additional amounts pursuant to the foregoing sentence, it shall promptly notify Borrowers with a copy to the Agent of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 2.10(a) submitted by such Bank to Borrowers shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and repayment of the Loans. All such amounts shall be invoiced separately by a Bank and shall be paid by Borrowers within five (5) days of receipt by Borrowers of such invoice.

     (b) Reduction of Rate of Return. In the event that any Bank shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then, from time to time, after submission by such Bank to Borrowers of a written request therefor, Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for the actual amount of such reduction. A certificate as to any additional amounts payable pursuant to this Section 2.10(b) submitted by a Bank to Borrowers shall be conclusive in the absence of manifest error. All such amounts shall be invoiced separately by a Bank and shall be paid by Borrowers within five (5) days of receipt by Borrowers of such invoice.

     (c) Conversion of Loans. Notwithstanding Sections 2.10 (a) and (b) above, if any Bank incurs the increased costs described in Section 2.10(a) above or makes the determination described in Section 2.10(b) above, then all Loans of such Bank then outstanding and affected thereby shall be converted into Loans which are not affected thereby (if not otherwise prohibited under the terms of this Agreement).

     2.11 Funding Losses. Borrowers agree to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of (i) default by Borrowers in payment when due of the principal amount of or interest on any Loan or any other amount payable by Borrowers hereunder, (ii) default by Borrowers in making a borrowing after Borrowers have given a notice of borrowing or a notice of conversion and/or
(iii) default by Borrowers in making any prepayment after Borrowers have given a notice. This covenant shall survive termination of this Agreement and repayment of the Loans. All such amounts shall be invoiced separately by a Bank and shall be paid by Borrowers within five (5) days after receipt by Borrowers of such invoice.

     2.12 Taxes. Each Bank shall receive payments of amounts of principal of and interest on the Note of such Bank without deduction for any Taxes. If (i) any Bank shall be subject to any Tax in respect of any Loan or (ii) Borrowers shall be required to withhold or deduct any such Tax from any such amount, the interest rate otherwise payable hereunder shall be adjusted to reflect all additional costs incurred by such Bank in connection with the payments by such Bank or the withholding by Borrowers of such Tax and Borrowers shall provide such Bank with a statement detailing the amount of any such Tax actually paid by Borrowers. Determination by a Bank of the amount of such costs shall, in the absence of manifest error, be conclusive. All such amounts shall be invoiced separately by a Bank and shall be paid by Borrowers within five (5) days of receipt by Borrowers of such invoice.

     2.13 Security. The Obligations shall be secured by and entitled to the benefits of (i) a first priority perfected security interest in the Collateral pursuant to the terms of the Security Agreements and the Pledge Agreements; (ii) an assignment of monies due or to become due meeting all of the requirements of the Assignment of Claims Act for all Government Contracts (provided, however, that with respect to monies due and to become due in relation to Government Contracts, the ultimate funded value of which will not exceed $1,000,000, the Agent may, in its sole discretion, not file the "Notice of Assignment" and other documents required by the Assignment of Claims Act); (iii) the Assignment of Tenant's Interest under Leases; and (iv) the Guaranties of Subsidiaries.

     2.14 Loan Account. The Agent will establish and maintain an account on its books (the "Loan Account") to which (a) the principal amount of each advance of the Loan made by the Agent shall be debited on the date made, (b) each payment made by Borrowers to the Agent for credit to the Loan Account shall be credited on the date received, (c) all or any part of the collected funds (collectively, the "Collections") credited to the Collateral Account which are to be credited to the Loan Account shall be credited on the date such credit is made in the amount of each such Collection, (d) all accrued interest on the Loan and any Enforcement Costs shall be debited on the date such interest or Enforcement Costs became past due, (e) all Enforcement Costs shall be debited on the date the same become due and (f) all fees due to the Banks and the Agent shall be debited by recording therein on the date imposed the amount of such charges or fees. All credit entries to the Loan Account are conditional and shall be readjusted as of the date made if final payment is not received by the Agent in cash or solvent credits. The Agent shall not less frequently than monthly render a statement or statements of account to Borrowers with respect to the Loan Account.

     2.15 Collateral Account. The Borrower will deposit or cause to be deposited to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account") all Items of Payment. Borrowers shall deposit Items of Payment for credit to the Collateral Account on the day of the receipt thereof, and in precisely the form received, except for the endorsement of Borrowers where necessary to permit the collection of Items of Payment, which endorsement Borrowers hereby agrees to make. Pending such deposit, Borrowers will not commingle any Items of Payment with any of its other funds or property, but will hold them separate and apart. The Agent shall credit all of the Collections that exceed the aggregate debit balance of the Loan Account to a banking account of Borrowers with the Agent on the first Banking Day following the deposit of the Collections to the Collateral Account.

     2.16 Illegality. Notwithstanding any other provisions herein, if any laws or regulations or any change therein or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Loans as contemplated by this Agreement, (i) the commitment of such Bank hereunder to make Eurodollar Loans shall forthwith be canceled, and (ii) the Loans then outstanding as Eurodollar Loans, if any, shall be repaid and made as Base Rate Loans (if not otherwise prohibited under the terms of this Agreement) at the option of Borrowers in accordance with the election procedures set forth in
Section 2.4(i); provided, however, that prior to the effective date of such election, interest shall be calculated at the Base Interest Rate. Any remaining commitment of such Bank hereunder to make Eurodollar Loans (but not other Loans) shall terminate forthwith and borrowings from such Bank at a time when borrowings from the other banks are to be of Eurodollar Loans shall be by way of Base Rate Loans as provided herein. Upon the occurrence of any such change, such Bank shall promptly notify Borrowers thereof, and shall furnish to Borrowers in writing evidence thereof certified by such Bank.

     If any repayment to such Bank of any Eurodollar Loan (including conversions thereof) is made under this Section 2.16 on a day other than a day otherwise scheduled for a payment of principal of or interest on such Loan, Borrowers jointly and severally shall pay to such Bank upon its request such amount or amounts as will compensate it for the amount by which the rate of interest on such Loan immediately prior to such repayment exceeds the stated rate of interest on relending or reinvesting the funds received in connection with such prepayment, in each case for the period from the date of such prepayment to the Banking Day next succeeding the last day of such then current Interest Period, all as determined by such Bank in its good faith discretion.


                                   ARTICLE III

                                LETTERS OF CREDIT

         3.1 Issuance. Borrowers and the Banks acknowledge that from time to time Borrowers may request that a Bank issue a standby letter or letters of credit (each being herein referred to as a "Letter of Credit"), in connection with Borrowers' business operations. Any such request by Borrowers shall be made by submitting to such Bank an Application and Agreement for Standby Letter of Credit (each being herein referred to as an "Application") on such Bank's standard form, which Application shall be executed by authorized officers of each Borrower, and be accompanied by such other supporting documentation and information, borrowing and other corporate resolutions and opinions of counsel as such Bank may from time to time request. Each Application shall be deemed to govern the terms of issuance of the subject Letter of Credit; it being understood, however, that the fees for issuance thereof shall be as set forth in
Section 3.2.

         3.2  Fees.  In  addition  to the  payment  of all fees as set  forth in
Section 2.5 and Article 13, Borrowers shall pay to the issuing Bank the following for each Letter of Credit issued by such Bank for the benefit of
Borrowers: (i) a one-time origination fee in the amount of $300.00, payable upon the issuance of each such Letter of Credit, and (ii) for each three (3) month period (or partial three (3) month period) during which such Letter of Credit remains outstanding, a fee (the "Periodic LC Fee") in the amount of one-half of one percent (0.50%) of the original issued amount of such Letter of Credit, with the first Periodic LC Fee payment being payable on the date of issuance of such Letter of Credit, and each subsequent Periodic LC Fee payment being payable in advance on the first Banking Day of each and every successive third (3rd) calendar month after the Issuance Effective Date until such Letter of Credit is canceled or expires. For purposes of this Section 3.2, the "Issuance Effective Date" shall be deemed to be the first day of the calendar month in which a Letter of Credit is issued (irrespective of the actual date of issuance). Notwithstanding the foregoing, it is expressly understood and agreed that the Banks shall not issue any Letters of Credit having an expiration date beyond the Maturity Date.

         3.3 Other Matters.  In the event a Bank issues any Letter(s) of Credit,
(i) the maximum amount of credit available under the Commitment shall be reduced by the issued amount of each Letter of Credit (so long as such Letter of Credit remains outstanding), and (ii) any amounts drawn under any Letter of Credit shall be deemed a Loan and shall be deemed to be an advance under the Note, shall bear interest and be payable in accordance with the terms of the Note and shall be secured by the Security Documents (in the same manner as all other sums advanced under the Note). It is expressly understood and agreed that all obligations and liabilities of Borrowers to such Bank in connection with any such Letter(s) of Credit shall be deemed to be Obligations, and such Bank shall have no obligation to release its rights under the Security Documents until the Note and all other sums due to such Bank in connection with the Loans have been paid and satisfied in full, all Letters of Credit have been canceled or expired (i.e., none are outstanding), and such Bank has no further obligation or responsibility to make additional Loans or issue additional Letters of Credit. Furthermore, in no event whatsoever shall such Bank have any obligation to issue any Letter of Credit which would cause the issued amount of all then outstanding Letters of Credit issued by such Bank for the benefit of Borrowers to exceed, in the aggregate, $300,000.



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Banks to enter into this Agreement and to make the Loans as provided hereunder, Borrowers make the representations and warranties set forth in Section 4.1 through 4.35 inclusive as of the Closing Date, on the date of each new Loan and as of any date on which such representation and/or warranty is stated to be made herein.

         4.1  Organization,   Standing,  etc.  of  Telos  Corp.  Telos  Corp.
is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Telos Corp. is qualified to do business as a foreign corporation in each jurisdiction in which the character of its business or the nature or location of the assets it owns or leases would require Telos Corp. to be qualified and where failure so to qualify would have a material adverse effect on its business, assets, operations or conditions, financial or otherwise. Telos Corp. has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and ascontemplated to be conducted. Telos Corp. does not own any stock or other equity interest in any Person other than the entities listed on Schedule 4.1.

         4.2 Organization, Standing, etc. of Telos Sub and the Subsidiaries. Telos Sub and each of the Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation. Telos Sub and each of the Subsidiaries are qualified to do business as foreign corporations in each jurisdiction in which the character of their respective businesses or the nature or location of the assets they own or lease would require them to be so qualified and where failure so to qualify would have a material adverse effect on their respective businesses, assets, operations or conditions, financial or otherwise. Telos Sub and each of the Subsidiaries have all requisite corporate power and authority to own and operate their respective properties and to carry on their respective businesses as now conducted and as contemplated to be conducted. Neither Telos Sub nor any of the Subsidiaries owns any stock or other equity interest in any Person other than the entities listed on Schedule 4.2.

         4.3 Corporate Authority. Each of Telos Corp., Telos Sub and each of the Subsidiaries has the full corporate power and authority to execute, deliver and perform the Revolving Loan Documents to which it is a party. Each of Telos Corp., Telos Sub and each of the Subsidiaries has taken all action required by law and its articles of incorporation and bylaws to authorize and approve the execution, delivery and performance of the Revolving Loan Documents to which it is party and the transactions contemplated thereby.

         4.4 Valid and Binding Obligations. The Revolving Loan Documents have been duly executed and delivered by each of Telos Corp., Telos Sub and each of the Subsidiaries party thereto and are valid and binding obligations of each of Telos Corp., Telos Sub and each of the Subsidiaries party thereto, enforceable against each of Telos Corp., Telos Sub and each of the Subsidiaries party thereto in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, moratorium and similar laws of general application affecting the rights of creditors generally, and except as such enforceability may be limited by applicable principles of equity, whether applied by a court of equity or a court of law.

         4.5 Authorized and Outstanding  Capital Stock;  Subsidiaries.  Schedule
4.5 attached hereto correctly sets forth, as to each of Telos Corp., Telos Sub and each of the Subsidiaries, the number of authorized shares, the number of shares of each class of capital stock outstanding and the identity of the owners of such outstanding shares. All of the outstanding capital stock of each of Telos Corp., Telos Sub and each of the Subsidiaries is validly issued, fully paid and nonassessable and is owned by the Persons identified on said Schedule, free and clear of all Liens. All of the Pledged Stock and the enterWorks Stock listed on Schedule 4.5 has been validly issued, is fully paid and nonassessable and is owned free and clear of all Liens, except for Liens created by the Pledge Agreements. Except as stated in Schedule 4.5, neither Telos Corp. nor Telos Sub nor any Subsidiary has granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire or receive any of the authorized but unissued shares of its capital stock or any securities convertible or exchangeable into shares of its capital stock.

         4.6 Compliance with Laws; Non-Contravention. Neither any Borrower nor any Subsidiary is bound by any agreement or instrument or subject to any charter or other corporate restriction which materially and adversely affects its business, assets, operations or condition, financial or otherwise. Neither any Borrower nor any Subsidiary is in violation of its Articles of Incorporation or By-Laws or of any statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority applicable to it, other than violations of statutes, laws, rules or regulations which do not have a material adverse effect on the business, financial condition or operations of a Borrower or a Subsidiary or on the transactions contemplated by the Revolving Loan Documents. Neither the authorization, execution and delivery of the Revolving Loan Documents, the consummation of the transactions herein or therein contemplated nor the fulfillment of or compliance with the terms of the Revolving Loan Documents, conflicts with or results or will conflict with or will result, in a breach of any of the terms of the Articles of Incorporation or By-Laws of a Borrower or a Subsidiary or any other corporate restriction or of any material statute, law, rule or regulation or of any judgment, decree, writ, injunction, order or decree of any arbitrator, court or governmental authority, or of any material agreement or instrument, which is applicable to a Borrower or a Subsidiary or by which a Borrower or a Subsidiary or any assets thereof may be subject or bound, or constitutes or will constitute a default thereunder, or results or will result in the imposition of any material Lien upon any of the properties or assets of a Borrower or a Subsidiary, except for Permitted Liens.

         4.7 Financial Information, etc. All of the financial statements and other reports provided by Borrowers to the Agent (the "Financial Statements")
(i) are complete and correct in all respects, (ii) have been prepared in accordance with GAAP and (iii) fairly present the financial position and results of operations, as the case may be, of Borrowers and the Subsidiaries as of the dates and for the periods indicated, subject to normal year-end adjustments that will not, in the aggregate, be material. There are no material liabilities of a Borrower or a Subsidiary, direct or indirect, absolute or contingent, as of the dates of the Financial Statements that are not reflected therein or in the notes thereto.

         4.8 No Material Adverse Change. Since December 31, 1996, there has been no material adverse change in the businesses, properties, prospects, operations, liabilities or condition (financial or otherwise) of any of Telos Corp., Telos Sub or the Subsidiaries, individually or on a consolidated basis, except as otherwise expressly disclosed to the Agent in writing not later than forty-eight
(48) hours prior to the Closing Date.

         4.9 The Collateral. Except for the security interests granted in the Security Documents, each of the Borrowers and the Subsidiaries is, or, to the extent that the Collateral will be acquired after the date hereof, will be, the legal and beneficial owner of the Collateral, free and clear of all Liens, except Permitted Liens. Except for the Security Documents, neither any Borrower nor any Subsidiary has executed any other security or similar agreement with respect to the Collateral or the Pledged Stock and neither any Borrower nor any Subsidiary has heretofore given any Lien or security interest of any kind (whether purchase money or otherwise) in the Collateral or the Pledged Stock to any Person. The security interest granted by the Security Documents in the Collateral and the Pledged Stock shall constitute a first priority security interest and Lien in the Collateral and the Pledged Stock as provided by the Uniform Commercial Code in effect in the appropriate jurisdictions. Neither any Borrower or any Subsidiary has executed any security agreement, pledge agreement or similar agreement with respect to the enterWorks Stock and neither any Borrower or any Subsidiary has given any Lien or security interest of any kind (whether purchase money or otherwise) in the enterWorks Stock to any Person. All information with respect to the Collateral, the Pledged Stock and the enterWorks Stock set forth in any schedule furnished at any time by a Borrower to the Agent hereunder is and will be true and complete in all material respects as of the date furnished.

         4.10 Eligible Receivables. All Eligible Receivables are and shall be good and valid accounts representing undisputed bona fide indebtedness of the account debtor to a Borrower or a Subsidiary, as the case may be, for merchandise theretofore shipped or delivered pursuant to or in connection with a contract for sale, or for services theretofore performed by such Borrower or such Subsidiary to or for said account debtor. There are and shall be no setoffs or counterclaims of any nature whatsoever against any Eligible Receivable. No agreement under which any deduction or discount may be claimed has been or will be made with the account debtor of any of the Eligible Receivables. Each of the Borrowers and the Subsidiaries is and shall be the lawful owner of all Eligible Receivables and has and shall have the unrestricted right to pledge, sell, assign and transfer the Eligible Receivables and grant the security interest granted herein and in the Security Documents. This representation shall be deemed made as of the date Borrowers report to the Agent that an Eligible Receivable exists, including, without limitation, the date of each Borrowing Base Certificate and as of the date a certificate, report or statement concerning Eligible Receivables is delivered by or on behalf of Borrowers pursuant to this Agreement.

         4.11 Licenses; Franchises; etc. Schedule 4.11 attached hereto accurately and completely lists all authorizations, licenses, permits and franchises of any public or governmental regulatory body (i) granted or assigned to a Borrower or a Subsidiary and (ii) which are necessary for the conduct of the business of a Borrower or a Subsidiary, as now conducted and proposed to be conducted except (as to authorizations, licenses, permits and franchises other than those required for the performance of U.S. Government Contracts) where the failure to have fulfilled or performed its obligations thereunder does not materially and adversely affect the business, financial condition or operations of a Borrower or a Subsidiary (such authorizations, licenses, permits and franchises, together with all extensions or renewals thereof, being herein sometimes referred to, collectively, as the "Franchises"). All of such Franchises are validly issued and in full force and effect and each Borrower and each Subsidiary has fulfilled and performed all of its obligations with respect thereto required to have been fulfilled and performed and has full power and authority to operate thereunder, except (as to Franchises other than those required for the performance of U.S. Government Contracts) where failure so to have fulfilled or performed obligations does not materially and adversely affect the business, assets, operations or condition, financial or otherwise, of a Borrower or a Subsidiary.

         4.12 Material Agreements. Schedule 4.12 attached hereto accurately and completely lists all material leases and all material agreements involving future payment or receipt of more than $100,000 which are presently in effect ("Material Agreements") in connection with the conduct of the businesses of Borrowers and the Subsidiaries. All such leases and agreements are in full force and effect, and each of the Borrowers and the Subsidiaries has fulfilled and performed all of its material obligations with respect thereto required to have been fulfilled and performed. All Material Agreements in connection with the business of Borrowers and the Subsidiaries are in the name of Telos Corp. or Telos Sub. except as described on Schedule 4.12.

         4.13 Tax Returns and Payments. Each of the Borrowers and the Subsidiaries has filed all tax returns required by law to be filed and has paid all Taxes, assessments and other governmental charges levied upon any of its properties, assets, income or franchises, other than those not yet delinquent, except payments for Taxes that have been deferred by such Borrower or such Subsidiary because such Borrower or such Subsidiary is contesting the imposition or amount of such Taxes in good faith and has made adequate reserves on its books therefor. The charges, accruals and reserves on the books of each such Borrower or Subsidiary, as the case may be, in respect of its Taxes are adequate, and neither any Borrower nor any Subsidiary knows of any actual or proposed assessment for additional Taxes for any fiscal period or of any basis therefor.

         4.14 Indebtedness. Neither any Borrower nor any Subsidiary is in default beyond any grace period under any outstanding Indebtedness. Schedule
4.14 attached hereto correctly describes (i) all outstanding Indebtedness of the Borrowers and the Subsidiaries and (ii) all existing Liens in respect of any property or assets of Borrowers and the Subsidiaries. For purposes of this
Section 4.14, the term "Indebtedness" shall not include obligations by a Borrower or a Subsidiary to vendors and suppliers incurred in the ordinary course of business.

         4.15 Title to Properties. Borrowers and the Subsidiaries have good and marketable title to all of their respective properties and assets, and none of such properties or assets is subject to any Lien, except Permitted Liens. Except as set forth on Schedule 4.15, Borrowers and the Subsidiaries enjoy quiet possession under all leases to which they are a party as lessee, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee or any unusual or burdensome provision materially adversely affecting the business, assets, operations or condition, financial or otherwise, of any Borrower or any Subsidiary.

         4.16 Litigation. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to Borrowers' best knowledge, threatened against or affecting any Borrower or any Subsidiary which, if adversely determined, could, individually or in the aggregate, (i) materially impair the ability of such Borrower or such Subsidiary to conduct its business as now conducted, (ii) materially and adversely affect the business, assets, operations or condition, financial or otherwise, of such Borrower or such Subsidiary or
(iii) impair the validity or enforceability of, or the ability of such Borrower or such Subsidiary to perform its obligations under, any of the Revolving Loan Documents.

         4.17 Approvals; Consents. Neither any Borrower nor any Subsidiary nor any of their respective shareholders is required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority in connection with (i) the execution and delivery by Borrowers or the Subsidiaries of the Revolving Loan Documents, (ii) the granting by any Borrower or any Subsidiary of the security interests in the Collateral and the Pledged Stock pursuant to the Security Documents or (iii) the ability of any Borrower or any Subsidiary to conduct its business in the same manner after the date hereof as such business has been conducted prior to the date hereof (other than ministerial duties to be performed in connection with any such order, consent, approval or authorization). Schedule 4.17 sets forth all orders, consents, approvals and authorizations of governmental authorities which are necessary to continue the businesses of Borrowers and the Subsidiaries (collectively, the "Consents"). All material Consents have been obtained and are in full force and effect.

     4.18 Compliance with ERISA.

          (a) The consummation of any of the transactions  contemplated by any
of the Revolving   Loan  Documents  is  not  and  will  not  constitute  a
"prohibited transaction"  within the meaning of Section 4975 of the Code,  or
Section 406 of ERISA. None of the Plans is a multi-employer plan, as defined in Section 4001(a)(3) of ERISA (a "Multi-employer Plan") and no Multi-employer Plan has been maintained or contributed to at any time during the five calendar years preceding this Agreement. There has been no material "prohibited transaction," as such term is defined in Section 406 of ERISA and
Section 4975 of the Code, with respect to any Plan, which could result in any material liability of any Borrower or any Subsidiary. All Plans are, to the knowledge of Borrowers, in compliance in all material respects with the requirements prescribed by any andall statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto. Each Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code does so qualify. Neither any Borrower nor any Subsidiary maintains any defined benefit plan, as such term is defined in Section 414(j) of the Code.
Full payment has been made (or will be made prior to any applicable deadline) by a Borrower or a Subsidiary, as appropriate or by an ERISA Affiliate, as applicable, of all amounts which are required under the terms of each Plan to have been paid as contributions to such Plan. There has been no termination of a Plan or trust created under any Plan that would give rise to a material liability to the PBGC on the part of a Borrower or a Subsidiary, as appropriate, or an ERISA Affiliate. No material liability to the PBGC has been or is expected to be incurred with respect to any Plan by a Borrower or a Subsidiary, as appropriate, or an ERISA Affiliate. The PBGC has not instituted proceedings to terminate any Plan which is maintained or is to be maintained by a Borrower or a Subsidiary, as appropriate, or an ERISA Affiliate. There exists no condition or set of circumstances which present a material risk of termination or partial termination of any Plan by the PBGC. No Plan has an "accumulated funding deficiency" (whether or not waived) within the meaning of
Section 412 of the Code or Section 302 of ERISA.

          (b) No event has occurred that could give rise to any lien, constructive or otherwise and no lien, constructive or otherwise, has arisen under ss.ss. 4068(a) or 302(f) of ERISA with respect to any defined benefit pension plan that could affect any asset of a Borrower or a Subsidiary.

          (c) Neither any Borrower nor any Subsidiary has maintained, or maintains, any plan, fund, program, commitment, or arrangement pursuant to which it provides, or promises to provide, to current or former employees post-retirement benefits other than pensions within the meaning of Statement of Financial Accounting Standard No. 106.

         4.19 Brokers, etc. Neither any Borrower nor any Subsidiary has taken any action which would obligate any holder of the Notes to pay a broker's fee, finder's fee or commission in connection with the transactions contemplated by the Revolving Loan Documents.

         4.20 Compliance with Environmental Laws. Each of the Borrowers and the Subsidiaries is in compliance with all applicable statutes, laws, rules, regulations and orders of all governmental authorities relating to environmental protection and pollution control with respect to the conduct of its business and the ownership of its properties, except violations which do not in the aggregate have a material adverse effect on the business, financial condition or operations of such Borrower or such Subsidiary or on the transactions contemplated by this Agreement.

         4.21  Status  under  Certain  Statutes.  Neither any  Borrower  nor any
Subsidiary is (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliate person" of any such "affiliated person" as such terms are defined in the Investment Company Act of 1940, as amended.

         4.22 Disclosure. None of the Revolving Loan Documents or any other document, certificate, or statement furnished to any Bank or the Agent by or on behalf of a Borrower or a Subsidiary in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading; provided, however, that (i) no statement that has been modified or superseded by a subsequent statement in writing shall be considered untrue or misleading, and (ii) financial projections shall not be considered untrue or misleading provided they were prepared based upon assumptions that were reasonable at the time the financial projections were made. There is no fact known to Borrowers which materially and adversely affects the business, properties, operations or condition, financial or otherwise, of a Borrower or a Subsidiary which has not been set forth in this Agreement, any of the other Revolving Loan Documents or otherwise disclosed in writing to the Banks.

         4.23 Exchange Act Registration. Except for the Public Preferred Stock, no class of any security of any Borrower or any Subsidiary is now or is required to be registered with the Commission pursuant to Section 12 of the Exchange Act.

         4.24 Use of Proceeds. The proceeds of the Loans will be used for the purpose of (i) working capital and (ii) Capital Expenditures, as permitted herein. Borrowers will not use any part of such proceeds for any other purpose, including, without limitation, any purpose which would involve a violation of
Section 7 of the Exchange Act or Regulation G, T, U or X.

         4.25 Suspension or Debarment. Neither any Borrower nor any Subsidiary nor any of their respective directors, officers or employees has received any notice of or information concerning any proposed or contemplated suspension or debarment from U.S. Government contracting. No basis exists for the default termination of any current U.S. Government Contract.

         4.26 Claims and Investigations. There are no pending or threatened claims, investigations (whether formal or informal), litigation, disputes, protests, or other controversies involving any Borrower or any Subsidiary pertaining to or arising out of any U.S. Government Contract which, if adversely determined, would have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of any Borrower or any Subsidiary. Neither any Borrower nor any Subsidiary has filed or contemplates the filing of any claims or demands for payment against the U.S. Government or any other party arising out of or in connection with any U.S. Government Contract, other than progress billings, public vouchers, and invoices submitted in the ordinary course of business.

         4.27 Violation of Contracting Statutes. Neither any Borrower nor any Subsidiary has committed any violation (which violation could individually or in the aggregate have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of such Borrower or such Subsidiary) of any federal statute or regulation pertaining to or affecting U.S. Government contractors or U.S. Government procurement in general, including, without limitation, the following: the Armed Services Procurement Act of 1947; the Federal Property and Administrative Services Act of 1949; the False Claims Act; the False Statements Act; the U.S. espionage laws; the U.S. Export Administration Act; the U.S. Anti-Trust Statutes; the Anti-Kickback Act of 1986; laws pertaining to restrictions on private sector employment of former Government officers or employees (e.g., 10 U.S.C. ss.ss. 2397b and 2397c); laws prohibiting the payment of bribes, gratuities or contingent fees to Government personnel; the Competition in Contracting Act; except as otherwise provided in this Agreement and in the Security Agreements, the Assignment of Claims Act; the Anti-Deficiency Act; laws pertaining to the examination of books and records by the Comptroller General and other agencies of the Federal Government (e.g., 10 U.S.C. ss. 2313, 2306a); the Truth-In-Negotiations Act; laws pertaining to rights in technical data and computer software (e.g., 10 U.S.C. ss.ss. 2320-2321); laws pertaining to commercial pricing for spare or repair parts (e.g., 10 U.S.C. ss. 2323); laws pertaining to the allowability of costs under U.S. Government Contracts (e.g., 10 U.S.C. ss. 2324); laws pertaining to the prohibition against unreasonable limitations on subcontractors sales to the United States (e.g., 10 U.S.C. ss. 2402); labor laws pertaining to equal employment opportunity and affirmative action, minimum wages, and other labor standards; the Walsh-Healey Public Contracts Act; laws pertaining to employment of and affirmative actions for the handicapped and Vietnam era veterans; the Small Business Act; the Buy American Act; DOD Appropriation Acts; the Federal Acquisition Regulations; the Department of Defense FAR Supplement; regulations pertaining to Cost Accounting Standards; and all other statutes and regulations pertaining in any way to U.S. Government Contracting.

         4.28 U.S. Government Contracts. No U.S. Government Contract of either Borrower or any Subsidiary contains a clause prohibiting or otherwise restricting the assignment of payments thereof or imposing any requirements with respect to any such assignment other than those provided in the Assignment of Claims Act generally. All U.S. Government Contracts of Borrowers and the Subsidiaries are in full force and effect. None of the transactions that have occurred or are contemplated to occur under the Revolving Loan Documents has or will result in (i) any material default or any other government action precluding any Borrower or any Subsidiary from performing any U.S. Government Contract, (ii) any withdrawal or termination of any Consent or material Franchise necessary for the performance by any Borrower or any Subsidiary of any U.S. Government Contract or (iii) violation of any federal statute or regulation pertaining to or affecting U.S. Government contractors or U.S. Government procurement. All U.S. Government Contracts of Borrowers and the Subsidiaries are in good standing, full force and effect, and all material obligations thereunder have been performed in accordance with their respective terms by Borrowers and the Subsidiaries. Schedule 4.28 attached hereto accurately and completely lists all U.S. Government Contracts of the New Subsidiaries with a monetary value of $250,000 or more.

         4.29 Subcontractors. Neither Borrower nor any Subsidiary has knowledge that any supplier or subcontractor to any Borrower or any Subsidiary in connection with a U.S. Government Contract is in material default or is unable to fulfill any material obligation to such Borrower or to such Subsidiary in connection with any such U.S. Government Contract.

         4.30 No Assignment of Payments. No payments due or to become due under any U.S. Government Contract held by any Borrower or any Subsidiary have been assigned to any third party except as provided for in this Agreement.


         4.31 Audits. Neither any Borrower nor any Subsidiary is undergoing any audit (other than normal and ordinary audits of a routine nature) or to the best knowledge of Borrowers, any investigation by the Defense Contract Audit Agency, the Inspector General of any federal agency, or any other governmental entity in connection with any U.S. Government Contract.

         4.32 Security Clearances. Each of the Borrowers and the Subsidiaries has in full force and effect all necessary security clearances, including facility clearances and personnel clearances necessary to perform all of its contractual obligations. No U.S. Government Contract held by a Borrower or a Subsidiary involves the services of any employee or consultant who is not a U.S. citizen or an immigrant alien within the meaning of the U.S. Industrial
Security Regulation and U.S. Industrial Security Manual, other than as approved by the appropriate government agency. No U.S. Government Contract held by a Borrower or a Subsidiary involves orrequires access to classified information other than "Secret," "Top Secret" or "Confidential."

         4.33 Certain Agreements. Neither Borrower nor any Subsidiary is a party to or bound by any Teaming Agreement or similar "Contractor Team Arrangement" within the meaning of Federal Acquisition Regulations, Subpart 9.6, which (i) restricts the right of a Borrower or a Subsidiary to compete independently or with others for any procurement opportunity other than the specific U.S. Government contracting program enumerated in such Teaming Agreement, or (ii) contains any provision obligating a Borrower or a Subsidiary to pay any costs or expenses of any other party to such Teaming Agreement, other than payments for non-recurring engineering costs incurred in the ordinary course of business.

         4.34 Export Control Laws. Each of the Borrowers and the Subsidiaries and all of their respective officers, members of the Board of Directors, employees, agents and representatives have operated in the past and are operating as of the Closing Date in material compliance with all applicable government export control laws and regulations including, but not limited to, the provisions of the following U.S. Government Regulations: the Export Administration Regulations, the International Traffic in Arms Regulations, the Foreign Assets Control Regulations, the Cuban Assets Control Regulations, and the Libyan Sanctions Regulations, the material breach of which would have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of a Borrower or a Subsidiary.



                                    ARTICLE V

                       CONDITIONS OF EFFECTIVENESS OF THIS
                              AGREEMENT AND LENDING

         5.1 Effectiveness of this Agreement. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent on or prior to the Closing Date (unless otherwise specified), documentation of which shall be in form and substance satisfactory to counsel for the Banks:

              (a) Absence of Litigation. No action, proceeding, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to the transactions contemplated in the Revolving Loan Documents which, in the reasonable judgment of the Agent, would likely cause Borrowers or the Subsidiaries to become unable to comply with the terms and conditions set forth herein, or in the other Revolving Loan Documents.

              (b) Absence of Material Adverse Changes. As of the Closing Date, there shall have been no material adverse change in the business, properties, operations or condition (financial or otherwise) of Borrowers and the Subsidiaries on a consolidated basis since December 31, 1996, except as otherwise expressly disclosed to the Agent in writing not later than forty-eight
(48) hours prior to the Closing Date.

              (c) The Revolving Loan Documents. Each of the Borrowers and the Subsidiaries shall have executed and delivered each of the Revolving Loan Documents to which each is a party. Without limiting the generality of the foregoing, each of the New Subsidiaries shall have executed and delivered
(i) a Guarantee of Subsidiary, substantially in the form attached as Exhibit B hereto, and (ii) a Security Agreement substantially in the form attached as Exhibit C hereto.

              (d)  Opinions and Certificates.  The Agent shall have received:

                   (i) The favorable  opinions of Messrs.  McGuire Woods Battle
              & Booth L.L.P. counsel for Borrowers, dated as of the Closing Date, substantially in the form attached as Exhibit G hereto; and

                   (ii) A  certificate,  dated as of such  date, signed  on
              behalf  of  Borrowers  by  any  one  of  their President, Chief
              Executive  Officer,   Chief  Financial Officer or Vice President
              (each sometimes referred to hereinafter as an "Executive Officer"), certifying that the conditions specified in this
              Section 5.1 have been fulfilled and the representations and warranties set forth in Article IV hereto are true and correct.


              (e)  Corporate Documents. The Agent shall have received:

                   (i) Articles of Incorporation. Certified copies of each New Subsidiary's Articles of Incorporation and Bylaws;

                   (ii) Good Standing Certificates.  Long-form good standing
              certificates from the State of incorporation of each Borrower and each Subsidiary dated not more than seven (7) days before the Closing Date;

                   (iii) Resolutions.  Certified copies of resolutions adopted by each Borrower's and each Subsidiary's board of directors in form and substance satisfactory to the Agent, authorizing the execution, delivery and performance of the Revolving Loan Documents;

                   (iv) Incumbency Certificates.  Certificates of incumbency of each Borrower and each Subsidiary showing the signatures and corporate authority of the officers executing the Revolving Loan Documents; and

                   (v) Other Information. All other information and documents which the Banks or their respective counsel may reasonably request in connection with the transactions contemplated by the
              Revolving  Loan   Documents,  such  information   and  documents
              where   appropriate  to  be certified  by an Executive Officer or
              by the  appropriate governmental authorities.

              (f) Payment of Fees. The fees, or portion of fees, described in Sections 2.5 and 3.2 and Article 13, which are due as of the Closing Date shall have been paid, or contemporaneously will be paid on the Closing Date, in full by Borrowers.

              (g) Legal Requirements.  The transactions contemplated by the
Revolving Loan Documents  shall  not  violate  any  Legal   Requirement,
including,   without limitation, Regulations G, T, U and X.

              (h) Legal and Organizational Structure. All terms and conditions of the capital management, legal and organizational structure of Borrowers and the Subsidiaries shall be acceptable to the Agent in its sole and absolute discretion.

              (i) U.C.C., Tax Lien and Judgment Searches. The Agent shall have received such title reports and lien and judgment searches as are necessary to demonstrate that title to the Collateral and Pledged Stock of Borrowers and the Subsidiaries is free and clear of all Liens except Permitted Liens, that all U.C.C.-1 financing statements required to perfect the security interests of the Agent have been duly filed in the appropriate offices, and that all pledges of uncertificated securities included in the Collateral have been duly registered so that, when the Loans are advanced, the security interests of the Agent and the Banks in the Collateral and the Pledged Stock will be valid, perfected and of first priority.

         5.2 Each Loan. The obligation of each of the Banks to make a Loan is subject to the additional conditions precedent that, immediately prior to the making of such Loan: (i) the representations and warranties of Borrowers contained in Article IV of this Agreement, Section 4 of the Security Agreements and Section 5 of the Pledge Agreements shall be true and complete in all material respects on and as of the date of the Loans as if they had been made on such date (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under this Agreement); (ii) the Banks shall have received such additional certificates and documents as they may have reasonably requested prior to such date with respect to the Revolving Loan Documents, the use of the proceeds hereof and compliance with the provisions of the Revolving Loan Documents; (iii) the Banks shall have received reports and certificates which comply with the provisions of Section 6.2; (iv) after giving effect to the Loans to be made on such date, no Event of Default (as specified in Article IX hereof) nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute an Event of Default shall have occurred and be continuing; (v) since the date of this Agreement, there shall have been no material adverse change in the business, assets, operations or condition, financial or otherwise, of Borrowers and the Subsidiaries on a consolidated basis, and (vi) after giving effect to such Loan, the aggregate of the Loan Outstanding shall not exceed the Borrowing Base. Each request for a Loan made by Borrowers hereunder shall constitute a representation and warranty to the Banks that all of the conditions specified in this Section 5.2 have been satisfied in all respects as of the date of each such Loan.



                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     Borrowers covenant and agree that, so long as any of the Commitment shall remain available to Borrowers, or any Loans shall remain outstanding and until the principal of and interest on the Notes and all fees and other amounts due hereunder and under the other Revolving Loan Documents shall have been paid in full:

     6.1 Financial Statements, etc. Borrowers will furnish or cause to be furnished to each Bank:


          (a) within ninety (90) days after the end of each fiscal year of each Borrower and each Subsidiary (and no later than the date of the filing by Telos Corp. of its Form 10-K for such fiscal year), the balance sheet of Borrowers and the Subsidiaries and the related statements of income, stockholders' equity and cash flow on an unconsolidated, consolidated and consolidating basis as at the end of such year, setting forth in comparative form with respect to such financial statements figures for the previous fiscal year, all in reasonable detail and certified by the Accountants, which opinion shall be unqualified and shall state that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year and that the audit by such Accountants in connection with such financial statements has been made in accordance with GAAP;

          (b) within forty-five (45) days after the end of each of the first three quarterly accounting periods in each fiscal year of Borrowers (and no later than the date of the filing by Telos Corp. of Form 10-Q for each such quarterly accounting period), Borrowers' and the Subsidiaries' unaudited balance sheet and the related unaudited statements of income, stockholders' equity and cash flow on an unconsolidated, consolidated and consolidating basis for such period and for the period from the beginning of the current fiscal year to the end of such period, including a comparison to budget and a
comparison  to  the  figures  for   the  corresponding   periods  in  the
immediately preceding fiscal year, all in reasonable detail and certified on behalf of Borrowers by the Executive Officers of Borrowers to be complete and correct in all respects and to have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year;

          (c) within thirty (30) days after the end of each month, Borrowers' and the Subsidiaries' balance sheets and the related statements of income and cash flow on an unconsolidated, consolidated and consolidating basis for such period and certified on behalf of Borrowers by an Executive Officer to be complete and correct in all respects and to have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year;

          (d) promptly upon their becoming available, copies of any (i) weekly
periodic management  reports,  budgets,   forecasts  and  other  summaries  of
financial performance of Borrowers and the Subsidiaries as the Agent may reasonably request, and (ii) periodic or special reports filed by a Borrower or a Subsidiary with any federal, state or local governmental agency or authority, and copies of any material notices and other material adverse communications from any federal, state or local governmental agency or authority which specifically relate to a Borrower or a Subsidiary;

          (e) promptly upon receipt    of    any     material  notice or
other communication from any holder of Subordinated Debt, copies of such notice, report or communication;

          (f) with reasonable promptness, all management letters from accountants including, without limitation, the annual management letter from the Accountants which shall be provided to each Bank no later than ninety
(90) days after the end of each fiscal year;

          (g) within forty-five (45) days after the end of each quarter, the contract backlog reports of each Borrower and each Subsidiary;

          (h) within two (2) Banking Days of a payment date (whether at maturity or at a date fixed for payment or by declaration, acceleration or otherwise) under the Subordinated Loan Documents confirmation that such payment has been made or if no such payment has been made an explanation of such non-payment; and

              (i) within thirty (30) days after the end of each month, a report classifying by age or number of days outstanding all payables of each Borrower and Subsidiary.

     6.2 Borrowing Base Reporting. Borrowers will furnish to the Banks the following reports on a bi-weekly basis:

              (a) a report classifying by age or number of days outstanding, by contract, and otherwise categorizing, all Receivables of Borrowers and the Subsidiaries;

               (b) a report classifying Inventory of Borrowers and the Subsidiaries by category, location, ownership and value and indicating the amount of inventory under firm orders within one hundred twenty (120) days of the order date;

               (c  a Borrowing Base Certificate; and

               (d) a certificate of a President, Vice President or Chief Financial Officer as to the accuracy of the reports furnished pursuant to subsections (a) through (c) above.

     6.3 Legal Existence; Franchises; Compliance with Laws, etc. Each of the Borrowers and the Subsidiaries will (i) maintain its corporate existence and business; (ii) maintain all properties which are necessary for the conduct of such business, now or hereafter owned, in good repair, working order and condition; (iii) take all actions necessary to maintain and keep in full force and effect its material rights and franchises, including, without limitation, material Franchises and any security clearances which may be required for a Borrower or a Subsidiary to bid for, obtain or perform directly or indirectly, U.S. Government Contracts; and (iv) except as otherwise provided herein, comply in all material respects with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties. Borrowers will not engage, and will cause the Subsidiaries not to engage, without the express prior written consent of the Banks, in any primary business other than that of providing services with respect to integrating computer systems, computer maintenance, computer software development and related activities.

     6.4 Payment of Taxes, etc. Borrowers will pay and discharge, and will cause the Subsidiaries to pay and discharge, promptly as they become due and payable
(i) all Taxes imposed upon any of them or their income or upon any of their property or assets, or upon any part thereof, and (ii) all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon their property; provided, however, that a Borrower or a Subsidiary may defer the payment of any Tax if (a) such Borrower or such Subsidiary, as the case may be, is contesting the imposition or amount of such Tax in good faith and has made adequate reserves on its books therefor,
(b) such Borrower or such Subsidiary, as the case may be, is lawfully permitted, in view of such contest, to defer payment and (c) the Agent is satisfied that the deferral of the payment will not impair the Collateral or the Leased Real Property, a Bank's or the Agent's rights to exercise remedies upon an Event of Default or the ability of such Borrower or such Subsidiary to conduct its business. Upon the Agent's request, Borrowers shall provide the Agent with copies of all federal and state corporate income tax filings of Borrowers and the Subsidiaries within two (2) days following the date that such filings were made.

     6.5 Payment of Obligations. Borrowers will pay, and will cause the Subsidiaries to pay, promptly when due, or in conformance with customary trade terms, all obligations incident to the conduct of their business other than the Subordinated Debt, which will be paid in accordance with the terms of the Investor Subordination Agreement and this Agreement; provided, however, that a Borrower or a Subsidiary may defer the payment of any obligation if (i) such Borrower or such Subsidiary is contesting the payment of the obligation in good faith and has made adequate reserves on its books therefor, (ii) such Borrower or such Subsidiary is lawfully permitted, in view of such contest, to defer payment and (iii) the Agent is satisfied that the deferral of the payment will not impair the Collateral, the Agent's or a Bank's rights to exercise remedies upon an Event of Default or the ability of such Borrower or such Subsidiary to conduct its business.

     6.6 Interest Rate Protection Agreements. Upon request of the Agent, Borrowers shall, within five (5) Banking Days thereof, enter into and cause to remain in effect one or more Interest Rate Protection Agreements satisfying each of the following conditions:

          (a) each Interest Rate Protection Agreement shall be in form and substance and in a notional principal amount satisfactory to the Agent;

          (b)  each  Interest  Rate   Protection   Agreement   shall
       terminate not earlier than the Maturity Date and shall provide that Borrowers' payment amount, if any, be calculated on the basis of a fixed rate of interest on the notional principal amount thereof; and

          (c) the  counterpart  to  each  Interest  Rate  Protection
       Agreement shall be a bank or other financial institution satisfactory to the Agent.

     6.7 Further Assurances. From time to time hereafter, Borrowers will execute and deliver, or will cause to be executed and delivered, at Borrowers' sole expense, such additional instruments, certificates or documents, and will take all such related actions as any Bank or the Agent may reasonably request for the purposes of implementing or effectuating the provisions of the Revolving Loan Documents.

     6.8 Compliance Certificates. Within forty-five (45) days after the end of each calendar quarter, Borrowers will deliver to the Agent a certificate, signed by an Executive Officer substantially in the form attached hereto as Exhibit E (a "Compliance Certificate"), stating that a review of the activities of Borrowers and the Subsidiaries during such reporting period has been made under their supervision and that no Event of Default or condition or event which, with notice or lapse of time, or both, would constitute an Event of Default has occurred, or, if such has occurred, specifying the nature and status thereof.

     6.9 Notice of Defaults, Disputes and Other Matters. Borrowers will execute and deliver to the Agent a certificate signed by an Executive Officer, specifying the nature and status (including a discussion of what action a Borrower has taken, is taking or proposes to take with respect thereto) not later than fifteen (15) days (or such other time period as is specified in any of the following clauses) after any officer of a Borrower becomes aware, or should have become aware, of the occurrence of the following events (except that in the case of any event described in clauses (j), (k) and (l) of this Section 6.9, such certificate shall be so executed and delivered promptly upon any such officer so becoming aware of such event):

         (a) a Borrower or any of the Subsidiaries shall have changed its respective corporate name or shall do business under any name other than its respective name as of the date hereof; or

          (b) a Borrower or any of the Subsidiaries shall have changed its principal place of business or its chief executive office or shall have opened any new principal place of business; or

          (c) a Borrower or any of the Subsidiaries shall have changed its fiscal year; or

          (d) a Borrower or any of the Subsidiaries shall have opened or closed any material place of business; or

          (e) any strike or walkout shall have occurred relating to any office or facility owned or leased by a Borrower or any of the Subsidiaries or any labor contract to which a Borrower or any of the Subsidiaries is a party or by which it is bound expires; or

          (f) any citations, order to show cause, or other legal process or order, or protest, or reconsideration affecting a Franchise or Consent held by a Borrower or any of the Subsidiaries or directing a Borrower or any of the Subsidiaries to become a party to or to appear at any proceeding or hearing by or before any governmental instrumentality (including, without limitation, any federal, state or local municipality or other instrumentality which shall have granted to a Borrower or any of the Subsidiaries a Consent or Franchise) which might result in any of the foregoing, either individually or in the aggregate, being materially adverse to a Borrower or any of the Subsidiaries, including with such notice a copy of any such citation, order to show cause or other legal process or order; or

          (g) any (i) refusal or failure by any governmental agency or other instrumentality to renew or extend any material Consent or Franchise with respect to the business of a Borrower or any of the Subsidiaries, (ii) proposed denial, threatened denial, abandonment or proposed or actual revocation, termination or materially adverse modification of any Consent or Franchise by any Person, or (iii) threats, notices, or requests by any
Person with respect to any of the foregoing or with respect to any proceeding or hearing relating to the foregoing, which might result in any
of the foregoing, either individually or in the  aggregate,   being  materially
adverse  to  a  Borrower  or  any  of  the Subsidiaries; or

          (h) any dispute concerning, or any threatened non-renewal or modification of, any lease for real or personal property to which a Borrower or any of the Subsidiaries is a party, if such dispute, threatened nonrenewal or modification, either individually or in the aggregate, could have a material adverse effect upon a Borrower or any of the Subsidiaries; or

          (i) a Borrower or any of the Subsidiaries shall become a party to one or more suits, actions or proceedings which could have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of such Borrower or such Subsidiary; or

          (j) any condition or event which constitutes or which, with notice or lapse of time, or both, would constitute an Event of Default shall have occurred; or

          (k) the occurrence of any event which constitutes, or with notice or lapse of time or both would constitute, a default or an event of default under any contractual obligation of a Borrower or any of the Subsidiaries, which, if adversely determined, could, either individually or in the aggregate, have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of a Borrower or any of the Subsidiaries; or

           (l) an ERISA Termination Event or a material "prohibited transaction" (as such term is defined in Section 4975 of the Code) with respect to any Plan has occurred, or any officer of a Borrower or any of the Subsidiaries has knowledge of the PBGC's intention to terminate or have a trustee appointed to administer any Plan; or

           (m) as soon as possible and in any event (A) within thirty (30) days after a Borrower or any of the Subsidiaries or any ERISA Affiliate thereof knows that any ERISA Termination Event described in clause (a) of the definition of ERISA Termination Event with respect to any Plan of a Borrower or any of the Subsidiaries has occurred and (B) within ten (10) days after a Borrower or any of the Subsidiaries or any ERISA Affiliate thereof knows that any other ERISA Termination Event with respect to any Plan of a Borrower or any of the Subsidiaries or any ERISA Affiliate thereof has occurred, a statement of the Chief Financial Officers of Borrowers describing such ERISA Termination Event and the action, if any, which a Borrower or any of the Subsidiaries or such ERISA Affiliate proposes to take with respect thereto; or

           (n) promptly and in any event within ten (10) days after receipt thereof by a Borrower or any of the Subsidiaries or any ERISA Affiliate from the PBGC, copies of each notice received by a Borrower or any of the Subsidiaries or such ERISA Affiliate of the PBGC's intention to terminate any Plan of such Borrower or any of the Subsidiaries or such ERISA Affiliate or to have a trustee appointed to administer any Plan of such Borrower or any of the Subsidiaries or such ERISA Affiliate; or

           (o) promptly and in any event within thirty (30) days after the reasonable request of the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan; or

           (p) promptly and in any event within ten (10) days after receipt thereof by a Borrower or any of the Subsidiaries or any ERISA Affiliate thereof from the sponsor of a Plan which is a multiemployer plan, a copy of each notice received by a Borrower or any of the Subsidiaries or such ERISA Affiliate concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA; or

            (q) promptly after a Borrower or any of the Subsidiaries obtains knowledge of the commencement thereof, notice of all actions, suits and
proceedings before any court  or  governmental  department,   commission,
board, bureau, agency or instrumentality, domestic or foreign, affecting a Borrower or any of the Subsidiaries of the type described in Section 4.16; or

             (r) any condition shall exist which has resulted in or which is likely, in the reasonable judgment of Borrowers, to result in a material adverse change in the business, assets, operations or condition, financial or otherwise, of a Borrower or any of the Subsidiaries; or

             (s) there shall have occurred an event of default under any of the Subordinated Loan Documents.

     6.10 Inspection and Other Information. Each Bank, and such persons as such Bank may designate, may visit and inspect any of the properties of Borrowers and the Subsidiaries, examine their books of account, take extracts therefrom and discuss the affairs, finances and accounts of Borrowers and the Subsidiaries with their officers, employees and public accountants (and by this provision Borrowers authorize the Accountants to discuss with any such Bank and such persons their finances and accounts), at such reasonable times during business hours and as often as such Bank may reasonably desire.

     6.11 Compliance with Environmental, OSHA and ERISA Laws. Borrowers will comply, and will cause the Subsidiaries to comply, in all material respects with all applicable statutes, rules, regulations and orders of all governmental authorities with respect to the conduct of their businesses and the ownership of their properties, including, without limitation, (i) all applicable statutes, rules, regulations and orders relating to environmental protection and pollution control, (ii) the Occupational Safety and Health Act of 1970, as amended, and
(iii) ERISA.

     6.12 Notices of Events Involving Securities. Borrowers will give notice to each Bank with a copy to the Agent within two (2) days after Borrowers shall have filed with the Commission or with any national securities exchange (as defined in the Exchange Act) either an application to register any securities of a Borrower or a Subsidiary pursuant to Section 12 of the Exchange Act or a registration statement under Section 5 of the Securities Act relating to any securities of a Borrower or a Subsidiary.

     6.13 Protection of the Collateral. Borrowers shall, at their sole expense, defend the Collateral and the Leased Real Property against all claims and demands of all other Persons at any time claiming any Lien on or interest therein. Other than sales by Borrowers of Inventory in the ordinary course of business and in compliance with the Security Documents, Borrowers shall not and shall cause each Subsidiary not to transfer, sell or assign any interest in the Collateral or the Leased Real Property or permit any Lien to be created or remain thereon, other than the Liens expressly created by this Agreement and the Security Documents.

     6.14 Press Releases; Notice of Press Releases. Borrowers shall provide the Agent, within one (l) day upon their becoming available, all press releases and other public announcements of Borrowers and the Subsidiaries. Without limiting the generality of the foregoing, Borrowers shall consult with the Agent prior to the release of any press release or other public announcement of Borrowers and the Subsidiaries that mentions the Agent or any Affiliate, or relates to any transaction involving the Agent or any Affiliate or any role or participation by the Agent or any of its Affiliates (whether or not named) in any transaction, without, in each case, the Agent's express prior written consent, such consent not to be unreasonably withheld.

     6.15 Bank Accounts. Borrowers shall maintain, and shall cause the Subsidiaries to maintain, all bank accounts (or other similar accounts utilized for the purpose of investing short-term cash holdings) having balances in excess of $25,000 under the names of Borrowers only and only with NationsBank (the "Deposit Accounts"). Borrowers shall not and shall cause each Subsidiary not to maintain aggregate balances exceeding $50,000 in bank accounts other than the Deposit Accounts. From and after the date hereof, Borrowers shall notify the Agent of the opening by either Borrower or any Subsidiary of any bank accounts.

     6.16 Management of Borrowers. Borrowers shall provide the Agent with detailed information regarding the management structure of Borrowers and the Subsidiaries, and shall advise the Agent promptly of any future changes to be made.

     6.17 Landlords'/Mortgagees' Waivers. Within thirty (30) days after the Closing Date, Borrowers shall provide to the Agent a waiver, in form and substance acceptable to the Agent, executed by the landlord of Telos Corp.'s principal offices located at 19886 Ashburn Road, Ashburn, Virginia 20147. Within thirty (30) days after either Borrower or any Subsidiary enters into any lease for Leased Real Property, Borrowers shall provide to the Agent waivers, in form and substance acceptable to the Agent, executed by the landlords of such property. Such waivers shall include a consent to each Assignment of the Tenant's Interest Under Lease and shall assure the Agent of its ability to gain access to such premises and remove the Collateral without interference by the landlord, even if Borrowers are in default under any leases or mortgages (or deeds of trust) affecting such premises.

     6.18 enterWorks Subordination Agreement. Within thirty (30) days after the Closing Date, Borrowers shall deliver to the Agent the enterWorks Subordination Agreement which is duly executed and delivered by each holder of the enterWorks Notes.

     6.19 Bringdown of Schedules. Within thirty (30) days after the Closing Date, Borrowers shall deliver to the Agent updated Schedules 4.12 and 4.28, which shall set forth true and correct information as of the date of the delivery of such Schedules.



                                   ARTICLE VII

                               NEGATIVE COVENANTS

     Borrowers covenant and agree that, so long as the Commitment shall remain available to Borrowers or any Loans shall remain outstanding, and until the principal of and interest on the Notes and all fees and other amounts due hereunder and under the other Revolving Loan Documents shall have been paid in full to the satisfaction of the Agent:

     7.1 Indebtedness. Borrowers will not, and will cause the Subsidiaries not to, create, incur, assume or become or remain liable in respect of any Indebtedness, except:

          (a)   the Notes;

          (b)   the Subordinated Debt;

          (c) Indebtedness pertaining to Capital Expenditures in an aggregate amount notexceeding $250,000 during any fiscal year;

          (d) Indebtedness incurred to repay in full or to refinance all amounts due the Banks under the Revolving Loan Documents; and

          (e)   Guaranties of Subsidiaries.

     7.2 Liens. Borrowers will not, and will cause the Subsidiaries not to, directly or indirectly, create, incur, assume or suffer to exist, any Lien with respect to any property or asset now owned or hereafter acquired by Borrowers or the Subsidiaries including, without limitation, the Collateral and the Leased Real Property, except:

          (a) Liens on assets or property of Borrowers or the Subsidiaries existing on the date hereof and described in Schedule 7.2(a) which are to remain outstanding, but no extension or renewal thereof;

          (b) Liens securing the payment of taxes, assessments and governmental charges or levies, provided that (i) a Borrower or a Subsidiary is contesting the imposition or amount of such tax in good faith and has made adequate reserves on its books therefor, (ii)such Borrower or such Subsidiary is lawfully permitted, in view of such contest, to defer payment and
(iii) the Agent is satisfied that the deferral of the payment will not impair the Collateral or the Leased Real Property, any Bank's or the Agent's right to exercise remedies upon an Event ofDefault or the ability of such Borrower or such Subsidiary to conduct its business;

          (c) Liens incurred in connection with the security interest in the Collateral created hereby and in certain Collateral and certain other assets of Telos Corp. under the Security Documents;

          (d) Liens incurred in connection and simultaneously with the acquisition of capital assets as provided in Section 7.1(c) hereof not to exceed $250,000 at any one time;

          (e) Liens on securities pledged as collateral to secure performance bonds or bid bonds obtained in the ordinary course of business, provided that the fair market value of securities so pledged shall not exceed at any time $250,000 in the aggregate;

          (f)    Permitted Liens; and

          (g)    the PP&E Lien, as defined in the Investor Subordination
Agreement.

     7.3 Corporate Restrictions. Borrowers will not, and will cause the Subsidiaries not to, directly or indirectly:

          (a) amend or otherwise change their Articles of Incorporation or By-Laws or the terms of any preferred stock of a Borrower, including the Telos Corp. Preferred Stock, in a manner that would reasonably be likely to have a material adverse effect on the business, assets, projects, operations or conditions, financial or otherwise, of a Borrower or a Subsidiary; or

          (b) issue, sell, pledge, or authorize the issuance of any preferred stock (other than the issuance by Telos Corp. of preferred stock having terms substantially equal to that of the Telos Corp. Preferred Stock), any redeemable or exchangeable security or any security convertible into any of the foregoing or any right to acquire any of the foregoing; or

          (c) other than with respect to the Public Preferred Stock, reclassify, combine, split or subdivide any of its capital stock; or

          (d) other than dividends payable by Telos Sub or a Subsidiary to its corporate parent, make any payment of cash dividends, or any other cash distribution, whether direct or indirect, on or on account of any class of stock of Borrowers or any Subsidiary now or hereafter outstanding; provided, however, that Borrowers may make payments of dividends on the Telos Corp. Preferred Stock if, after giving effect to such payments, Borrowers and the Subsidiaries are in full compliance with the financial covenants specified in Article VIII and there exists no Event of Default; provided, however, that Borrowers hereby agree not to seek and the Banks shall not grant any waiver to permit the payment of cash dividends on Telos Corp. common stock unless Borrowers simultaneously seek and the Banks also agree to simultaneously grant a waiver to permit the cash payment under the Warrant Agreement required as a result of the payment of such dividend on the Telos Corp. common stock as described in the Warrant Agreement.

          (e)   other than (i) any repurchase of the Public Preferred Stock,
(ii) any redemption in accordance with the provisions of Telos Corp. Preferred Stock and (iii) any redemption or purchase of enterWorks Stock or Telos Corp. common stock from departing employees in a total amount not to exceed $250,000 in any fiscal year, redeem, purchase or otherwise acquire, directly or indirectly, any shares of any class of stock of Telos Corp. now or hereafter outstanding or of any warrants or rights to purchase any such stock
(including, without limitation, the repurchase of any such stock or warrant or any refund of the purchase price thereof in connection with the exercise by the holder thereof of any right of recision or similar remedies with respect thereto); provided, however, that any repurchase or redemption permitted by this clause (e) shall be made only if, after giving effect to such repurchase or redemption, Borrowers and the Subsidiaries are in full compliance with the financial covenants specified in Article VIII and there exists no Event of Default; or

          (f) make any changes other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or procedures, other than those required by GAAP; or

          (g)    change its fiscal year; or

          (h) agree or commit to do any of things listed in Sections 7.3(a) through (g) above.

     7.4 Loans and Investments. Borrowers will not make or permit to remain outstanding any loan or advance to, or guarantee or endorse (except as a result of endorsing negotiable instruments for deposit or collection in the ordinary course of business) or otherwise assume or remain liable with respect to any obligation of, or make or own any investment in, or acquire (except in the ordinary course of business) the properties or assets of, any Person, and will cause the Subsidiaries not to engage in any of the foregoing activities except:

          (a)    the presently outstanding investments and loans referred to in
Schedule 7.4 attached hereto;

          (b)    transactions permitted by Section 7.1(c); and

          (c) loans to employees of Borrowers or Subsidiaries in an aggregate outstanding amount not to exceed $150,000 at any time; and

          (d)    the Permitted Investments.

     7.5 Leases. Borrowers will not, and will cause the Subsidiaries not to, enter into any Capitalized Lease, except as otherwise permitted under Section 7.1(c).

     7.6 Consolidation; Sale of Assets. Borrowers will not make any substantial change in the nature of their businesses, and will not sell, lease or otherwise dispose of any part of their properties or assets (other than in the ordinary course of business) or merge or consolidate with any other Person and will cause the Subsidiaries not to do any of the foregoing.

     7.7 Acquisition of Stock and Other Interests; Creation of Subsidiaries. Except as otherwise permitted by Section 7.3(e), Borrowers will not, and will cause the Subsidiaries not to, acquire or hold or make any offer to acquire, in any manner, any capital stock of a corporation or any interest whatsoever in any partnership, joint venture, or other entity. Borrowers will not, and will cause the Subsidiaries not to, create any corporate subsidiaries, nor will they participate as a partner or joint venturer in any partnership or joint venture to the extent such partnership or joint venture will obligate Borrowers or the Subsidiaries to contribute funds if an Event of Default would result hereunder; provided, however, that this provision shall not restrict the ability of Borrowers to bid contracts jointly with other government contractors.

     7.8 Amendment of Other Documents. Borrowers will not, without the express prior written consent of the Agent, consent or agree to any amendment of, modification of or waiver with respect to the Subordinated Loan Documents, or any other agreements relating to the foregoing. Borrowers will not enter into any agreement or instrument relating to any Indebtedness which in any way limits or restricts a Borrower's ability to perform its obligations under the Revolving Loan Documents.

     7.9 Sale and Leasebacks. Borrowers will not, and will cause the Subsidiaries not to, enter into any arrangement, directly or indirectly, with any Person whereby they shall sell or transfer any property, real or personal, used or useful in their business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which they intend to use for substantially the same purpose or purposes.

     7.10 Transactions with Affiliates. Borrowers will not, and will cause the Subsidiaries not to, directly or indirectly, enter into any lease or other transaction with any Affiliate of a Borrower or Subsidiary or any shareholders of a Borrower, Subsidiary or any Affiliate of any shareholder of a Borrower or a Subsidiary unless such Borrower shall have reasonably determined such transaction is on terms that are no less favorable to such Borrower or Subsidiary than those which might be obtained at the time from Persons who are not Affiliates.

     7.11 ERISA. Borrowers will not, and shall cause the Subsidiaries not to, permit any employee pension benefit plan, as that term is defined in ERISA, maintained by either of them to (a) engage in any "prohibited transaction" as that term is defined in Section 4975 of the Code, (b) incur any "accumulated funding deficiency" as that term is defined in ERISA, whether or not waived, or
(c) terminate in any manner which could result in the imposition of a lien or encumbrance on the assets of a Borrower or any owned Subsidiary pursuant to
Section 4068 of ERISA.

     7.12 Observance of Subordinated Loan Documents. Borrowers will not make, or cause or permit to be made: (i) any payments in respect of Subordinated Debt in contravention of the Investor Subordination Agreement, the enterWorks Subordination Agreement or other agreement evidencing such Subordinated Debt;
(ii) any prepayment in respect of principal of, or premium, if any, in respect of, Subordinated Debt; (iii) any payment of cash interest in respect of the Subordinated Debt; provided, however, that, except as otherwise permitted in the Investor Subordination Agreement or the enterWorks Subordination Agreement, Borrowers may make payment of accrued but unpaid interest in cash described in clause (iii) above (including interest accrued on due but unpaid interest) on regularly scheduled interest payment dates; or (iv) any payment which would result in the defeasance of any instrument under which the Subordinated Debt is outstanding; nor will Borrowers amend, modify or change in any manner any of such subordination provisions without the prior written consent of the Bank.

     7.13 Government Contracts. Borrowers will not, and shall cause the Subsidiaries not to, take any action that would result in: the suspension or debarment from U.S. Government contracting; default or termination of any current U.S. Government Contract; violation of any of the statutes referred to in Section 4.27 or Section 4.34; suspension or extinguishment of the right of the Agent to receive payments pursuant to any assignment of any U.S. Government Contracts made pursuant to the Revolving Loan Documents; any assignment to any party other than the Agent of the right to payment under any contract with respect to which Receivables have been or are to be assigned to the Agent hereunder; or termination or suspension of any facility security clearance or personnel security clearance held by a Borrower or a Subsidiary.

     7.14 Use of Proceeds. Borrowers will not use the proceeds of the Loans for any purposes other than those set forth in, and in accordance with the provisions of, Section 4.24.

     7.15 Capital Expenditures. Borrowers will not, directly or indirectly, make Capital Expenditures in any fiscal year in excess of $2,700,000, or such other amount approved by the Bank in advance upon submission by Borrowers of the annual budget for capital expenditures which submission shall be in writing no later than February 15 of each fiscal year, which approval shall not be unreasonably withheld.

     7.16 Negative Pledge. Borrowers will not, and will not permit any Subsidiary to, enter into any security agreement, pledge agreement, collateral assignment, mortgage or other agreement, instrument or document (including, without limitation, financing statements) which gives rise to, creates or perfects a Lien against the Collateral or the Pledged Stock (other than the Security Documents) or against the enterWorks Stock. Borrowers will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien, or any other encumbrance against, on or with respect to the enterWorks Stock.

     7.17 Restrictions on Intercompany Transactions. Borrowers will not, and will not permit any Subsidiary to, declare, order, pay, make, advance or set apart any sum or property to any Subsidiary or joint venture to which a Borrower or a Subsidiary is a party without the prior written consent of the Agent; provided, however, that Borrowers may make advances (a) to Telos International Corp. in an amount not to exceed $500,000 in any fiscal year and (b) to Telos Field Engineering for Capital Expenditures.



                                  ARTICLE VIII

                               FINANCIAL COVENANTS


     Borrowers covenant and agree that for so long as the Commitment shall remain available to Borrowers, or any Loans shall remain outstanding, and until the principal of and interest on the Notes and all fees and other amounts due hereunder and under the other Revolving Loan Documents shall have been paid in full to the satisfaction of the Agent:

     8.1 Fixed Charge Coverage.

     On a consolidated basis, the ratio of the sum of pretax income, depreciation, interest expense and amortization minus cash taxes paid and unfinanced capital expenditures (including capitalized software development costs) (the "Numerator"), divided by the sum of amounts paid or payable for debt principal repayment, interest expense after giving effect to interest payments, if any, received under any Interest Rate Protection Agreement, and capitalized lease payments (the "Denominator") shall not be less than 1.25:1 for any calendar quarter. This covenant shall be tested on the last day of each calendar quarter.

     8.2 Minimum Tangible Capital Funds.

     On a consolidated basis, Tangible Capital Funds shall not be less than the following during any of the periods described below:

              Period                                Required Amount

         Closing Date through                               $6,500,000
           September 29, 1997

         September 30, 1997 through                         $7,250,000
           December 30, 1997

         December 31, 1997 through                          $9,500,000
           December 30, 1998

         December 31, 1998 through                          $14,000,000
           the Maturity Date

     8.3 Minimum Net Worth.

     On a consolidated basis, Net Worth shall not be less than the following during any of the periods described below:

                 Period                                   Required Amount

         Closing Date through                               $6,500,000
           September 29, 1997

         September 30, 1997 through                         $7,250,000
           December 30, 1997

         December 31, 1997 through                          $9,500,000
           December 30, 1998

         December 31, 1998 through                          $12,500,000
           the Maturity Date

     8.4 Leverage Ratio.

     On a consolidated basis, the ratio of Total Liabilities minus Subordinated Debt to Net Worth plus Subordinated Debt will not at any time exceed the following during any of the periods described below:


                 Period                                Required Ratio

         Closing Date through                             4.0:1
           December 30, 1997

         December 31, 1997 through                        3.2:1
           December 30, 1998

         December 31, 1998 through                        3.0:1
           the Maturity Date

     8.5 Borrower's Operating Income.

     On a consolidated basis, the sum of Borrowers' net income, depreciation and amortization (excluding amounts reported as capitalized lease amortization but which are actually cash rental expenses paid) shall not result in a net loss for any calendar quarter.

     8.6 enterWorks Financial Performance.

          (a) At any time during fiscal year 1997, enterWorks shall not incur a cumulative operating loss greater than $4,000,000; provided, however, that enterWorks may incur a cumulative operating loss in excess of $4,000,000 in the event, but only to the extent, enterWorks obtains additional equity or financing, which amount shall be determined by the Agent in its sole and absolute discretion.

          (b) At any time after fiscal year 1997, enterWorks shall not incur a cumulative operating loss.

          (c) At any time during fiscal year 1997, enterWorks shall not incur capitalized product and software development costs not otherwise included in the calculation of operating loss for purposes of Section 8.6(a) in an aggregate amount in excess of $2,000,000; provided, however, that enterWorks may incur such costs in excess of $2,000,000 in the event, but only to the extent, enterWorks obtains additional equity or financing, which amount shall be determined by the Agent in its sole and absolute discretion.




                                   ARTICLE IX

                               DEFAULTS; REMEDIES

     9.1 Events of Default; Acceleration. Each of the following shall constitute an "Event of Default" under this Agreement:

          (a) if Borrowers fail to pay (x) the principal of or premium, if any, on any Note, when the same becomes due and payable, whether at the maturity thereof, on a date fixed for payment or for a prepayment, or otherwise,
(y) the interest on any Note or (z) a fee or other amount payable hereunder, when and as the same becomes due and payable, and such failure shall have continued for five (5) days; or

          (b) if Borrowers shall default in the performance or compliance with any term contained in Sections 6.3, 6.4, 6.5, 6.6 or 6.11 hereof, and such default shall not have been remedied within ten (10) days of the occurrence of such default; or

          (c) if Borrowers default in the performance of or compliance with any term contained in Articles VI (other than those listed in clauses (a) or (b) hereof), VII or VIII; or

          (d) if Borrowers shall default in the performance of or compliance with any agreement contained herein other than those referred to above in this
Article IX and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to Borrowers by the Agent; or

          (e) if a Borrower or a Subsidiary shall default in the performance of or compliance with any agreement contained in the other Revolving Loan Documents or in any of the Subordinated Loan Documents, or in the performance of or
compliance with any material  term   contained  in  any  other  written
agreement in respect of Indebtedness between a Borrower or a Subsidiary or the Banks (or the Agent on their behalf), and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

          (f) if any representation or warranty made by Borrowers herein, in the other Revolving Loan Documents or pursuant hereto or thereto shall prove to have been false or incorrect in any material respect on the date as of which made; or

          (g) if a Borrower or a Subsidiary shall default in any payment due on any Indebtedness in respect of borrowed money with an unpaid principal amount in excess of $250,000, any Interest Rate Protection Agreement, any Capitalized Lease or the deferred purchase price of property, and any such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

          (h) if a Borrower or a Subsidiary shall default in payment or performance of any material obligation (except Indebtedness, which is covered in Section 9.1(g) above), whether now or hereafter incurred, and such default shall continue for more than the period of grace, if any, specified in the agreement or other documents setting forth the terms of such obligation, or shall not have been waived pursuant thereto, and in the reasonable judgment of the Agent, either individually or together with any other defaults hereunder, jeopardizes or could reasonably be expected to jeopardize repayment of any Note, or consummation of the transactions contemplated in the Revolving Loan Documents or the Subordinated Loan Documents; or

          (i) if any action, proceeding, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Revolving Loan Documents, the Subordinated Loan Documents, or the transactions contemplated hereby or thereby; provided, however, that the institution or threat of such an action or proceeding shall not constitute an Event of Default hereunder if (i) independent counsel retained by Borrowers shall have delivered to the Banks an opinion stating that there is no material likelihood that such action or proceeding will be adversely determined against a Borrower or a Subsidiary or (ii) the outcome of the proceeding, if adversely determined, will not have a material and adverse effect on the business, condition, financial or otherwise, or operations of a Borrower or a Subsidiary or the transactions contemplated by the Revolving Loan Documents or the Subordinated Loan Documents; or

          (j) if a Borrower or a Subsidiary shall discontinue its primary business, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of a Borrower or a Subsidiary or any substantial part of the property of a Borrower or a Subsidiary, or if there shall occur any commencement by any Borrower or Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any Borrower or Subsidiary to the entry of a decree or order for relief in respect of such  Borrower or Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency reorganization or other similar law or the commencement of any bankruptcy or insolvency case or proceeding against any Borrower or Subsidiary, or the filing by any Borrower or Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by any Borrower or Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian receiver, liquidator,assignee, trustee, sequestrator or similar official of such Borrower or Subsidiary or of any substantial part of such Borrower or Subsidiary, or the making of an assignment for the benefit of creditors, or the admission by any Borrower or Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by any Borrower or Subsidiary in furtherance of any such action; or

        (k) if there shall occur any refusal or failure by the U.S. Government, any state, or any agency or instrumentality thereof to renew or extend any material Franchise or Consent held by a Borrower or a Subsidiary (provided, however, that any refusal or failure to renew or extend a Consent or Franchise required for performance by a Borrower or a Subsidiary of U.S. Government
Contracts shall be considered   material)  or  any  denial,   forfeiture  or
revocations by any governmental authority or any authorization required by law or the expiration without renewal of any such authorization, and such events, either individually or in the aggregate, jeopardize, or could reasonably be expected to jeopardize, repayment of the Notes or the continuation of the business of a Borrower or a Subsidiary as it has been conducted in the past; or

          (l) (i) if there shall be commenced against a Borrower or a Subsidiary a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and within sixty (60) days of such commencement such case shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of a Borrower or a Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or (ii) if, within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of a Borrower or any substantial part of the property of a Borrower or a Subsidiary such appointment shall not have been vacated; or

          (m) a final judgment which, with other outstanding final judgments against a Borrower or a Subsidiary, exceeds an aggregate of $200,000 shall be rendered against a Borrower or a Subsidiary and if, within sixty (60) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged or a warrant of attachment or execution or similar process shall be issued or levied against any property of a Borrower or a Subsidiary and if, within three (3) Banking Days after the issue or levy thereof, such warrant or process shall not have been discharged or stayed pending appeal (whether by action of a court, by agreement or otherwise), or if, within three (3) days after the expiration of any such stay, such warrant or process shall not have been discharged; or

          (n) if a Borrower or a Subsidiary loses, fails to keep in force, suffers the termination or revocation of or terminates, forfeits or suffers an amendment to any Franchise or Consent at any time held by it which would have a material adverse effect on its financial condition; or

          (o) if a Change of Control shall occur; or

          (p) if there shall occur (i) any suspension, termination (other than a termination for convenience of the U.S. Government) or revocation of any kind (exclusive of expiration and non-renewal) of any Government Contract or any commercial contract of a Borrower or any Subsidiary with a remaining contract value of $10,000,000 or more; (ii) any investigation of, or sanctions (including, without limitation, fines, penalties or forfeitures) against, a Borrower or any Subsidiary which has, or is likely to have, a materially adverse effect on the business or operations of Borrowers and the Subsidiaries taken as a whole, including, without limitation, any final decision subject to any applicable disputes clause or unilateral Government Contract modification assessing a material penalty or material damages; any assertion of a material claim based on asserted violations of Cost Accounting Standards ("CAS") or defective pricing; any notice of a proposed material disallowance of indirect cost claims in excess of reserves therefor; any subpoena or notice signifying the initiation of an investigation by Government investigative or enforcement agency other than normal audits in the ordinary course of business; any notice from a Government that any material cost or claim contained in any invoice or request for progress payment has been disallowed; any other notice from the cognizant Government contracting officer alleging the failure by a Borrower or any Subsidiary to provide goods or services fully in conformity to, or otherwise to comply in any material way with, any applicable Government Contract provision, specification or regulation; or (iii) the initiation of a debarment or suspension proceeding by the Government against a Borrower or any Subsidiary; or

          (q) if at any time any of the following individuals, or substitutions for such individuals satisfactory to the Agent in its sole and absolute discretion, arenot in the respective positions listed below:

                 John B. Wood            President and Chief Executive Officer

                 Lorenzo Tellez          Vice President, Chief Financial Officer
                                         and Treasurer; or

          (r) If the Subordinated Debt or preferred stock of any Borrower or any Subsidiary is the subject of any restructuring, refinancing, modification or substitution without the prior written consentof the Agent; or

          (s) If any action, suit, litigation or other proceeding at law or in equity is commenced or threatened (i) seeking to enjoin or to unwind the transactions contemplated by that certain Settlement Agreement by and among, inter alia, John R.C. Porter and C3 Investors, L.P. dated as of September 27, 1993 or any document or agreement referenced therein, (ii) seeking to dispute the legality, permissibility oradvisability of the settlement of the cases styled Fred Knoll, et al. v. C3, Inc., et al., Case No. 931119026, CE163830 in the Circuit Court for Baltimore City and Knoll v. Porter, Civil Case
No. 93125044 in the CircuitCourt for Baltimore City (the "Litigation"), or
(iii) involving any of the issues which were raised by or in connection with the Litigation; or

          (t) If any of the provisions of the Standstill Agreement among John R.C. Porter, Fred Knoll and Alfredo Frohlich, dated as of September 27, 1993, are breached or such agreement is no longer in full force and effect; or

          (u) If all or any part of the Litigation is reinstituted by any party with respect to any matter arising out of the Litigation;

              then, and at any time thereafter, if any such Event of Default shall then be continuing, either or both of the following actions may be taken. The Agent shall (i) declare the principal of and accrued interest in respect of Notes to be forthwith due and payable, whereupon the principal of and accrued interest in respect of the Notes shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrowers, and/or (ii) declare the Commitment terminated, whereupon the Commitment of the Banks to make Loans hereunder shall forthwith terminate without any other notice of any kind; provided, however, that, notwithstanding the above, if there shall occur an Event of Default under clauses (j), (l), (o), (s), (t), or (u) above, then any and all of the Obligations shall be immediately due and payable without presentment, demand, protest or other notice or action of any kind by the Agent, all of which are hereby expressly waived by Borrowers.

         9.2 Remedies on Default, etc. In case any one or more Events of Default shall occur and are continuing, the Agent shall be entitled to proceed to protect and enforce the rights of the Banks by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Revolving Loan Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. Without limiting the generality of the foregoing, the Agent shall be entitled (i) to exercise all of the rights and remedies of a secured party under the U.C.C. with respect to the Collateral including, without limitation, those described in the Security Documents and (ii) to exercise all rights and remedies of a creditor available at law and equity with respect to the Leased Real Property. In case of a default in the payment of any principal of or interest on the Notes, or in the payment of any fee or other amount due hereunder, Borrowers will pay to the Banks such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, including allocated cost of in-house counsel expenses and disbursements. No course of dealing and no delay on the part of the Banks or the Agent in exercising any right shall operate as a waiver thereof or otherwise prejudice the Agent or any Bank's rights. No right conferred by any Revolving Loan Document upon the Agent or any of the Banks shall be exclusive of any other right referred to therein or now or hereafter available at law, in equity, by statute or otherwise.

     9.3 Waiver of Stay or Extension Laws. Each Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of any of the Revolving Loan Documents; and each Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Banks or the Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

     9.4 Banks May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to a Borrower or any other of such other obligor of the Note or the property of a Borrower or of such other obligor or their creditors, the Bank or the Agent (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the holder of the Note shall have made any demand on a Borrower for the payment of overdue principal, interest or premium) shall be entitled and empowered, by intervention in such proceeding or otherwise to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of the holder of the Note allowed in such judicial proceeding.



                                    ARTICLE X

                                  SETOFFS, ETC.

     Any Indebtedness from any Bank to Borrowers may be offset and applied toward the payment of any Indebtedness from Borrowers to such Bank, whether or not such Indebtedness, or any part thereof, shall then be due.

     The Banks agree between themselves that, with respect to all sums received by the Banks applicable to the payment of principal of or interest on the Notes, equitable adjustment will be made between the Banks so that, in effect, all such sums shall be shared ratably by each of the Banks whether received by voluntary payment, by the exercise of the right of setoff or bankers' lien, by counterclaim or crossclaim or by the enforcement of any or all of the Notes. If a Bank receives any payment on its Notes of a sum or sums in excess of its appropriate portion, then such Bank receiving such excess payment shall purchase for cash, at par plus accrued interest, from the other Bank an interest in its Notes in such amounts as shall result in an appropriate participation by each of the Banks in the aggregate unpaid amount of the Notes then outstanding; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Borrowers expressly consent to the foregoing arrangements and agree that each Bank so purchasing a participation may exercise all rights of payment (including, without limitation, all rights of setoff, bankers' lien or counterclaim) with respect to such portion as fully as if such Bank were the direct holder of such portion.



                                   ARTICLE XI

                                    EXPENSES

     Whether or not the transactions contemplated hereby shall be consummated, Borrowers agree to pay: (a) all reasonable expenses, including fees and disbursements of counsel for the Agent and the Banks, which the Agent or the Banks have incurred in connection with the preparation of the Revolving Loan Documents and all other documents related thereto and (b) all reasonable expenses, including fees and disbursements of respective counsel for the Banks, which the Agent or the Banks may hereafter incur in connection with the Revolving Loan Documents and all other documents related thereto (including any amendment, consent or waiver hereafter requested by Borrowers hereunder or thereunder) and the transactions contemplated hereby or the enforcement of the rights of the Agent or the Banks hereunder or under the Revolving Loan Documents in the event of a default thereunder by Borrowers.



                                   ARTICLE XII

                          AMENDMENTS AND WAIVERS, ETC.

     12.1 Amendment. Any term of this Agreement or of the Notes may be amended and the observance of any term of the Revolving Loan Documents may be waived
(either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Borrowers and the Agent; provided, however, that no such amendment or waiver shall, without the express prior written consent of all of the Banks (i) extend the fixed maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal of, any Note; (ii) reduce the amount or extend the time of payment of any fee payable hereunder; (iii) change the Commitment of any Bank; (iv) release the security interest in, or assignment with respect to, any Collateral or the Leased Real Property; or (v) amend this Article XII. Any amendment or waiver effected in accordance with this Article XII shall be binding upon each holder of the Note at the time outstanding, each future holder of the Note and Borrowers.

     12.2 No Waiver. Any Bank's or the Agent's failure to insist upon the strict performance of any term, condition or other provision of the Revolving Loan Documents or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver by such Bank or the Agent of any such term, condition or other provision or default or Event of Default in connection therewith; and any such waiver shall not affect or alter the Revolving Loan Documents, and each and every term, condition and other provision of the Revolving Loan Documents, in such event, shall continue in full force and effect and shall be operative with respect to any other existing or subsequent default or Event of Default in connection therewith.



                                  ARTICLE XIII

                                 PARTICIPATIONS

     At any time and from time to time, each Bank may freely sell participations in its Note or assign its interests under the Revolving Loan Documents; provided, however, that no assignee, participant or transferee of NationsBank's rights shall be entitled to receive any greater payments under Sections 2.10 and
2.11 than NationsBank would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred. Borrowers shall execute and deliver such documents as may be required to effect any such participation or assignment and shall pay to the Agent an agent fee equal to $50,000 per year or any portion thereof, payable in advance on the date such participation or assignment is made and on each anniversary thereof.



                                   ARTICLE XIV

                                 INDEMNIFICATION

     14.1 Indemnification Under Agreement. Borrowers shall indemnify each Bank and the Agent, and their respective officers, directors, employees, Affiliates and agents (each, an "Indemnified Party") for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees, including allocated cost of in-house counsel) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Indemnified Party in any way relating to or arising out of any Revolving Loan Document or any other document contemplated by or referred to therein or the transactions contemplated by or referred to therein, the enforcement of any of the terms of any Revolving Loan Document or any such other documents; provided, however, that Borrowers shall not be liable for any of the foregoing to the extent they arise from (i) the gross negligence or willful misconduct of such Indemnified Party, (ii) any actions or suits which are brought by such Bank against the Agent or (iii) any actions or suits which are brought by the Agent against such Bank (the "Excluded Claims").

     14.2 Indemnification Relating to Legal Actions. Should any of the Agent's or any Bank's officers or employees be involved in any legal action or proceeding in connection with the transactions contemplated hereby (other than relating to an Excluded Claim), Borrowers shall compensate the Agent or such Bank in a reasonable amount to be mutually agreed upon per officer or employee per day for each day or portion thereof that such employee is involved in preparation and testimony pertaining to any such legal action or proceeding. The Agent or such Bank, as the case may be, shall give Borrowers prompt written notice of any claim setting forth a description of those elements of the claim of which the Agent or such Bank has knowledge. Borrowers shall have the right at any time during which a claim is pending to select counsel to defend and settle any claims for which Borrowers are indemnitors hereunder so long as in any such event Borrowers shall have stated in a writing delivered to such Bank or the Agent that, as between Borrowers and such Bank or the Agent, Borrowers are responsible to such Bank or the Agent with respect to such claim to the extent and subject to the limitations set forth herein. In any other case, such Bank or the Agent shall have the right to select counsel and control the defense of any claims to the extent provided for herein; provided, however, that neither such Bank nor the Agent shall settle any claims as to which it is controlling the defense without Borrowers' consent, which consent shall not be unreasonably withheld. With respect to any claim for which Borrowers are entitled to select counsel, such Bank or the Agent shall have the right, at its expense, to participate in the defense of such claim.

     14.3 Contribution. If for any reason the foregoing indemnity is unenforceable by any Indemnified Party or insufficient to hold it or them free and harmless as contemplated by the preceding clauses, then Borrowers shall contribute to the amount paid or payable by such Indemnified Party as a result of any claim (other than an Excluded Claim) in such proportion as is appropriate to reflect not only the relative benefits received by Borrowers on the one hand and such Indemnified Party on the other hand, but also the relative fault of Borrowers and such Indemnified Party, as well as any other relevant equitable considerations.

     14.4 No Interference with Other Agreements. The obligations of Borrowers under this Article XIV shall survive payment and performance of all other Obligations to the Banks and are in addition to, and shall not otherwise limit, any warranties or similar obligations of Borrowers or any Affiliate of Borrowers in any other agreement or instrument.



                                   ARTICLE XV

                                    THE AGENT

     15.1 Appointment, Powers and Immunities. The Banks hereby irrevocably appoint and authorize the Agent to act as their agent hereunder and under each of the other Revolving Loan Documents with such powers as are specifically delegated to the Agent by the terms of the Revolving Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in the Revolving Loan Documents; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in any Revolving Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, any Revolving Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of any Revolving Loan Document or any other document referred to or provided for or for any failure by Borrowers or any other Person to perform any of its obligations thereunder; (c) shall have the right, at its option, in an Event of Default of Borrowers hereunder, to purchase the Note of any Bank at par, plus accrued interest; (d) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (e) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Subject to the foregoing, the Agent shall, on behalf of the Banks: (i) execute any and all of the Revolving Loan Documents on behalf of the Banks, except where the Banks are parties thereto, (ii) hold and apply the Pledged Stock, and the proceeds thereof, in accordance with the terms of the Pledge Agreements and this Agreement; (iii) hold and apply any and all Collateral, and the proceeds thereof, at any time received by it, in accordance with the provisions of the Security Documents and this Agreement; (iv) exercise any and all rights, powers and remedies of the Banks under any Revolving Loan Document, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 12.1; (v) execute, deliver, file and possess instruments on behalf of any or all of the Banks; and (vi) in the event of acceleration of Borrowers' indebtedness hereunder, use its best efforts to sell or otherwise liquidate or dispose of the Collateral referred to herein, in the Security Documents and otherwise exercise the rights of the Banks thereunder.

     15.2 Reliance. The Agent shall be entitled to rely upon any certifications, notices or other communications (including any communications by telephone, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Banks, and such instructions of the Banks and any action taken or failure to act pursuant thereto, shall be binding on the Banks.

     15.3 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of an Event of Default (other than the nonpayment of principal of or interest on the Notes) unless it has received notice from a Bank or Borrowers specifying such Event of Default. In the event that the Agent receives such a notice of the occurrence of an Event of Default, it shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Agent shall (subject to Section 15.7) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interest of the Banks.

     15.4 Rights as a Bank. With respect to the Commitment and the Loans made by it, the Agent, in its capacity as a Bank hereunder, shall have the same rights and powers hereunder as the other Banks and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to the other Banks) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrowers and any of its Affiliates as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrowers for services as the Agent or otherwise without having to account for the same to the other Banks.

     15.5 Indemnification. The Banks agree to indemnify the Agent ratably in accordance with the aggregate principal amount of the Notes held by the Banks (or, if no such principal or interest is at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever (including, without limitation, the costs and expenses which Borrowers are obligated to pay but excluding, unless an Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Revolving Loan Document or any other document contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein, or the enforcement of any of the terms of any Revolving Loan Document or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

     15.6 Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or the other Banks, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrowers and its own decision to enter into this Agreement and that it will, independently and without reliance upon the other Banks, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by Borrowers of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of Borrowers. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrowers which may come into the possession of the Agent or any of its Affiliates. Notwithstanding the foregoing, the Agent will use its best efforts to provide to the Banks any and all information reasonably requested by them and reasonably available to the Agent promptly upon such request.

     15.7 Failure to Act. Except for actions expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     15.8 Resignation of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and Borrowers. Upon any such resignation, the Banks shall have the right to appoint a successor Agent without the consent of Borrowers. Such successor Agent so appointed by the Banks shall be a bank which has a combined capital and surplus of at least $75,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the retiring Agent's resignation hereunder as Agent, the provisions of this Article XV shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     15.9 Cooperation of Banks. Each Bank shall (a) promptly notify the other Banks and the Agent of any Event of Default known to such Bank under this Agreement and not reasonably believed to have been previously disclosed to the other Banks and the Agent, (b) provide the other Banks and the Agent with such information and documentation as the other Banks or the Agent shall reasonably request in the performance of their respective duties hereunder, including all information relative to the outstanding balance of principal, interest and other sums owed to any such Bank by Borrowers; and (c) cooperate with the Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against Borrowers or otherwise in respect of the Collateral by the Agent on behalf of the Banks.

     15.10 Amendment of Article XV. Borrowers hereby agree that the foregoing provisions of this Article XV constitute an agreement among the Agent and the Banks (and the Agent and the Banks acknowledge that Borrowers are not party to or bound by such foregoing provisions and will not be bound by any amendment of such foregoing provisions) and that any and all of the provisions of this
Article XV may be amended at any time by the Banks and the Agent without the consent or approval of, or notice to, Borrowers (other than the requirement of notice to Borrowers of the resignation of the Agent).



                                   ARTICLE XVI

                                  MISCELLANEOUS

         16.1 Notices, etc. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices or other communications given by certified, registered, or express mail shall be deemed given three (3) Banking Days after the date of mailing. Notices or other communications sent in any other manner shall be deemed given only when actually received.


                     (a)          If to Borrowers, to:

                                  Telos Corporation (on behalf of each Borrower) 19886 Ashburn Road
                                  Ashburn, Virginia  20147
                                  Attention:  President and
                                              Chief Financial Officer
                                  Telecopy:  (703) 724-3855

                      (b)         If to NationsBank, to:

                                  NationsBank, N.A.
                                  8300 Greensboro Drive, Suite 550
                                  McLean, Virginia  22102-3604
                                  Attention:  Catherine G. Beddow
                                              Vice President
                                  Telecopy:  (703) 761-8344

                                  with a copy to:

                                  Hogan & Hartson L.L.P.
                                  Columbia Square
                                  555 Thirteenth Street, N.W.
                                  Washington, D.C.  20004-1109
                                  Attention:  Claudette M. Christian, Esq.
                                  Telecopy:  (202) 637-5910


                      (c)         If to the Agent to:

                                  NationsBank, N.A.
                                  8300 Greensboro Drive, Suite 550
                                  McLean, Virginia  22102-3604
                                  Attention:  Catherine G. Beddow
                                              Vice President
                                  Telecopy:  (703) 761-8344

                                  with a copy to:

                                  Hogan & Hartson L.L.P.
                                  Columbia Square
                                  555 Thirteenth Street, N.W.
                                  Washington, D.C.  20004-1109
                                  Attention:  Claudette M. Christian, Esq.
                                  Telecopy:  (202) 637-5910


          (d) If to any other Bank, as set forth in a written notice to each other party hereto or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto.

     16.2 Calculations, etc. Subject to the provisions of this Agreement, calculations hereunder shall be made and financial data required hereby shall be prepared, both as to classification of items and as to amounts, in accordance with GAAP, which principles and practices shall be consistently applied and in conformity with those used in the preparation of the consolidated financial statements referred to in Section 6.1.

     16.3 Governmental Approval. Borrowers agree to take any related action which any Bank may reasonably request in order to obtain and enjoy the full rights and benefits granted to such Bank by the Revolving Loan Documents.

     16.4 Survival of Agreements, etc. The Revolving Loan Documents and the rights and obligations specified therein shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns, and any subsequent holder or holders of the Note, and the term "Bank" shall include any such holder whenever the context permits, subject to the provisions of Section 13 hereof. All representations and warranties made herein and in the Original Credit Agreement shall survive the execution and delivery of this Agreement and the making of the Loans hereunder until such time as all amounts owing under this Agreement have been paid in full.

     16.5 Counterparts, etc. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signatures of, or on behalf of, each party; or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed signature page hereto. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     16.6 Amendment. The Revolving Loan Documents may not be changed orally but only by an agreement in writing signed by the party against whom any waiver, change, modification or discharge is sought.

     16.7 WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION. BORROWERS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, ANY OTHER REVOLVING LOAN DOCUMENT, THE COLLATERAL OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN BORROWERS, ON THE ONE HAND, AND THE AGENT OR ANY ONE OR MORE OF THE BANKS, ON THE OTHER HAND; AND BORROWERS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. BORROWERS HEREBY IRREVOCABLY CONSENT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, OF ANY FEDERAL COURT LOCATED IN THE COMMONWEALTH OF VIRGINIA IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY ONE OR MORE OF THIS AGREEMENT, ANY OTHER REVOLVING LOAN DOCUMENT, OR ANY DOCUMENT OR INSTRUMENT DELIVERED PURSUANT TO THIS AGREEMENT.

     16.8 Governing Law. The Revolving Loan Documents, including the Notes and the validity thereof and the rights and obligations of the parties thereunder, shall be construed in accordance with the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof).

     16.9 Time of Essence. The parties acknowledge that time is of the essence in effecting the transactions contemplated hereby.

     16.10 Replacement Notes. If any Note shall become mutilated, destroyed, lost or stolen, Borrowers shall, upon the written request of the holder of such Note, execute and deliver in the replacement thereof a new Note in the same form, in the same original principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen. If such Note has been destroyed, lost or stolen, the holder of such Note shall furnish to Borrowers such security or indemnity as may be reasonably required by Borrowers to save Borrowers harmless and evidence satisfactory to Borrowers of the destruction, loss or theft of such Note and of the ownership thereof; provided, however, that, if the holder of such Note is NationsBank, the written undertaking of NationsBank delivered to Borrowers shall be sufficient security and indemnity.

     16.11 Lien. Borrowers hereby grant to each Bank and the Agent a continuing Lien for all obligations under the Revolving Loan Documents and any interest therein upon any and all monies, securities or other property of Borrowers and the proceeds thereof, now or hereafter held or received by, or in transit to, such Bank or the Agent from or for Borrowers, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrowers with, and any and all claims of Borrowers against, such Bank or the Agent at any time existing. Upon the occurrence of an Event of Default, each Bank and the Agent are hereby authorized at any time and from time to time, without notice to Borrowers, to set off, appropriate and apply any or all items hereinabove referred to against all indebtedness of Borrowers to such Bank or the Agent.

     16.12 Information. The Agent and each Bank are hereby authorized to deliver any information, reports, communications, notices and financial statements furnished to any of them by or on behalf of Borrowers or any Affiliate of Borrowers or obtained by any of them from Borrowers under this Agreement, to (i) any holder of Subordinated Debt or regulatory body or the Agent or such Bank (to the extent requested by such regulatory body or agency), (ii) any prospective participant in or prospective assignee of the Loans or any portion thereof and which is a financial institution or (iii) any other Person which shall, or shall have any right or obligation to, succeed to all or any part of the interest of the Agent or such Bank in the Revolving Loan Documents, or any security provided for or otherwise securing the obligations of Borrower hereunder.

     16.13 Revision of Schedules. From and after the date hereof, Borrowers shall have the limited right to update the Schedules attached to this Agreement provided that any additional information reflected in such update is not material in any respect to Borrowers or to the transactions contemplated by the Revolving Loan Documents.

     16.14 Joint and Several Liability. To the extent that more than one person or entity is included in the term "Borrowers," then the liability of all such persons shall be joint and several. In addition, all references to the "Borrowers" shall be interpreted as references to each such Person individually and to all such Persons collectively.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                              TELOS CORPORATION,  formerly known
                                              as C3, INC.

                                              By: /s/ William L.P. Brownley

                                              Title:  Vice President
                                                      & General Counsel

                                              TELOS CORPORATION

                                              By: /s/ Lorenzo Tellez

                                              Title: Chief Financial Officer
                                                     &Treasurer

                                              NATIONSBANK, N.A.

                                              By: /s/ Catherine G. Beddow

                                              Title: Vice President


                                              NATIONSBANK, N.A.,
                                              as the Agent

                                              By: /s/ Catherine G. Beddow

                                              Title: Vice President